                                                                ----------------
                                                                November 1, 1999
                                                                ----------------

MetLife Settlement Plus(Service Mark), A Variable Income Annuity Issued by Metropolitan Life Insurance Company

This Prospectus describes an income annuity contract (the "Income Annuity") which may be used to fund the financial obligations for periodic payments under a structured settlement.

================================================================================

Money is allocated among the Income Annuity's available investment choices. The choices may include the Fixed Income Option (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which divisions, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"):

--------------------------------------------------------------------------------
MetLife Stock Index                       Harris Oakmark Large Cap Value
State Street Research Growth              Lehman Brothers Aggregate Bond Index
State Street Reseach Diversified          T. Rowe Price Large Cap Growth
--------------------------------------------------------------------------------

How to learn more:

Before agreeing to a structured settlement pursuant to which settlement money may be invested in an Income Annuity, read this Prospectus. The Prospectus contains information about the Income Annuity and Metropolitan Life Separate Account E which you should know before making your decision. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated November 1, 1999. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 22 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:

Metropolitan Life Insurance Company
Structured Settlement Group
200 Park Avenue Area 5P                           [GRAPHIC OMITTED]
New York, NY  10166-0188
Attention: MetLife Settlement Plus
Phone: (800) 638-2704 ext. 0606

The Securities and Exchange Commission has a website (http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

The current Metropolitan Fund Prospectus is attached to the back of this Prospectus. You should also read the Metropolitan Fund Prospectus carefully before agreeing to a structured settlement pursuant to which an Income Annuity may be purchased. This Prospectus is not valid unless attached to a Metropolitan Fund Prospectus.

--------------------------------------------------------------------------------
Income Annuity

This Income Annuity provides a stream of payments. Your income payments will vary to reflect the performance of the portfolios underlying the selected investment divisions. In addition, the amount of your income payment is also based on the amount of the purchase payment, the income payment type and personal factors such as your age.

A word about investment risk:

An investment in any variable annuity involves investment risk. As a result, the value of your income payments will fluctuate and may decrease. Money invested is
NOT:

      o     a bank deposit or obligation;

      o     federally insured or guaranteed; or

      o     endorsed by any bank or other financial institution.
--------------------------------------------------------------------------------

                               MetLife(Registered)

TABLE OF CONTENTS

Important Terms You Should Know ...........................................    4

Table of Expenses..........................................................    6

MetLife....................................................................    7

Metropolitan Life Separate Account E.......................................    8

Settling Your Claim........................................................    8

The Income Annuity.........................................................    9

     Investment Choices....................................................    9
     Income Payment Types..................................................   10
     Allocation of Purchase Payment........................................   11
     The Value of Your Income Payments.....................................   12
       Annuity Units.......................................................   12
       AIR.................................................................   12
       Valuation...........................................................   13
     Contract Fee..........................................................   13
     Assignment Fee........................................................   14
     Premium Taxes.........................................................   14
     Charges...............................................................   14
       Separate Account Charge.............................................   14
       Investment-Related Charge...........................................   14

General Information........................................................   15

     Administration........................................................   15
       Purchase Payments...................................................   15
       Receiving Income Payments and Information...........................   15
     Advertising Performance...............................................   16
     Changes to the Income Annuity.........................................   16
     Voting Rights.........................................................   17
     Who Sells the Income Annuity..........................................   18
     Purchases in New York or North Carolina...............................   18
     Financial Statements..................................................   18

Federal Tax Treatment......................................................   19

     Tax Treatment of Income Payments Received in Settlement
       of Personal Physical Injury Claims .................................   19
     A Defendant May Assign Its Obligation to Make Income
       Payments to You ....................................................   19
     Using the Income Annuity to Fund Qualified Assignments................   20
     Owners Other than MIAC................................................   21

Table of Contents for the Statement for Additional Information.............   22

Appendix for Premium Tax Table.............................................   23

MetLife does not intend to offer the Income Annuity anywhere it may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Income Annuity other than the information in this Prospectus, the attached prospectus, supplements to the prospectuses or any supplemental sales material we authorize.

                                                               [GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Important Terms You Should Know

Annuity Units

An annuity unit is the unit of measurement used to determine the amount of each variable income payment. The initial variable income payment is converted into annuity units established for a specific investment division by dividing the initial variable income payment by the annuity unit value for that investment division at the commencement of the contract. The resulting number of annuity units under the Income Annuity remains constant for the life of the contract.

Annuity Unit Value

We determine the value of annuity units for each investment division each day the New York Stock Exchange is open for regular trading. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.

Assumed Investment Return (AIR)

Under the Income Annuity, the AIR is a hypothetical percentage rate of return used to determine the amount of the initial variable income payment. The AIR is also the benchmark that is used to measure the investment performance of a given investment division to determine the amount of all subsequent income payments to you.

Claim

A claim is your request to be compensated or provided with other relief for a loss because of a personal physical injury or physical sickness. Your claim may be resolved in a number of ways including, for example, voluntary agreement of the parties, as in a pre-trial settlement, operation of law, a court ordered judgment, or an administrative ruling. For convenience, we use this term regardless of whether or not a legal proceeding has been instituted.

Contract

A contract is the legal agreement between the owner and MetLife. Although you are not the owner of the contract, usually you will receive a copy of the contract and the income payments under the contract. The contract contains the relevant provisions of the Income Annuity. MetLife issues the contract for the Income Annuity described in this Prospectus. In some cases, you may receive a certificate rather than the contract which contains the relevant provisions of the Income Annuity. Throughout this Propectus we refer to either a contract or a certificate as a contract.

Defendant

The defendant is the person or entity you allege is responsible for your claim. The defendant's liability insurance company may make payments to you and/or may assume the responsibility to respond to your claim or may also be a party to your claim. For convenience, when we refer to the defendant, we also mean the defendant's liability insurance company. We use the term "defendant" even if no lawsuit has begun.

Investment Division

Investment divisions are subdivisions of the Separate Account. When money is allocated to an investment division, the investment division purchases shares of a portfolio (with the same name) within the Metropolitan Fund.

MetLife

Metropolitan Life Insurance Company is the company that issues the Income Annuity. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

MetLife Designated Office

The MetLife Designated Office will handle the processing of all requests concerning the Income Annuity. MetLife will notify you and provide you with the address of the MetLife Designated Office.

Metropolitan Insurance and Annuity Company (MIAC)

MIAC is a wholly-owned subsidiary of MetLife. Typically, the liability for making the payments to an injured party under a settlement of your claim is assigned by the defendant to MIAC under a qualified assignment. MIAC assumes the obligation to make income payments to you and may purchase the Income Annuity to fund its obligation. MIAC owns the Income Annuity. However, another subsidiary of MetLife may act as the assignee. For convenience, we use MIAC throughout this Prospectus when discussing assignments to MIAC or any other MetLife affiliate.

Owner

The owner of the Income Annuity is the entity which purchases the Income Annuity to provide for payments due to you under a settlement of your claim. The owner exercises all rights of ownership. You are not the owner.

Separate Account

A separate account is an investment account. All assets contributed to investment divisions under the Income Annuity are pooled in the Separate Account and maintained for the benefit of investors in the Income Annuity.

You (Your)

In this Prospectus, "you" means the injured party(ies) for whom the Income Annuity is purchased to provide the payments due to you under a settlement of your claim.

Variable Annuity

A variable annuity is an annuity in which income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying portfolios. You assume the investment risk in a variable annuity. Your income payment will fluctuate based on the performance of the investment divisions listed in the contract.

--------------------------------------------------------------------------------
TABLE OF EXPENSES--INCOME ANNUITY
--------------------------------------------------------------------------------

The following table shows the Separate Account and Metropolitan Fund charges and expenses applied to the Income Annuity. The numbers in the table for the Separate Account are estimates for the current year and the numbers for the Metropolitan Fund are based on past experience. The numbers in this table are subject to change. It is not intended to show the actual total combined expenses of the Separate Account and the Metropolitan Fund which may be higher or lower. The table does not show premium taxes which may apply.

--------------------------------------------------------------------------------
One Time Contractowner Transaction Expense

         Contract Fee (1)..............................................    $350

Separate Account and Metropolitan Fund Annual Expenses

Separate Account Annual Expenses (estimated as a percentage
  of average account value for the fiscal year ending
  December 31, 1999) (2) ..............................................    1.25%

Metropolitan Fund Annual Expenses (as a percentage of average net assets for the fiscal year ending December 31, 1998)

                                                                                                      ------------------------------
                                                                    OTHER EXPENSES    TOTAL EXPENSES  OTHER EXPENSES  TOTAL EXPENSES
                                                     MANAGEMENT         WITHOUT          WITHOUT       AFTER EXPENSE   AFTER EXPENSE
                                                         FEES        REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------------
MetLife Stock Index Portfolio (3)...................     .25              .05              .30             .05             .30
State Street Research Diversified Portfolio (3)(4)..     .43              .05              .48             .05             .48
State Street Research Growth Portfolio (3)(4) ......     .48              .05              .53             .05             .53
Harris Oakmark Large Cap Value Portfolio (4)(5).....     .75              .80             1.55             .20             .95
T. Rowe Price Large Cap Growth Portfolio (4)(5).....     .70             1.18             1.88             .20             .90
Lehman Brothers Aggregate Bond Index Portfolio (5)..     .25              .32              .57             .23             .48
                                                                                                      ------------------------------

Following are the expenses on a $1,000 investment in each investment division listed below, assuming a 5% annual return on assets(6):

                                                       1            3           5          10
                                                      YEAR        YEARS       YEARS       YEARS
-------------------------------------------------------------------------------------------------
MetLife Stock Index Portfolio.......................  $ 16        $ 49        $ 85        $185
State Street Research Diversified Portfolio.........    18          55          95         206
State Street Research Growth Portfolio .............    18          56          97         210
Harris Oakmark Large Cap Value Portfolio............    23          70         119         256
T. Rowe Price Large Cap Growth Portfolio............    22          68         117         250
Lehman Brothers Aggregate Bond Index Portfolio......    18          55          95         206

--------------------------------------------------------------------------------
(1) In addition, a one time assignment fee of $750 is assessed when the defendant assigns its liability to make payments to you under the structured settlement to one of our affiliates, like MIAC. The defendant pays this fee.

(2) Pursuant to the terms of the contract, our total Separate Account Annual Expenses will not exceed 1.25% of the average value of amounts in the investment divisions.

(3) Prior to May 16, 1993, we paid all expenses of the Metropolitan Fund (other than management fees, brokerage commissions, taxes, interest and extraordinary or non-recurring expenses).

(4) Each Portfolio's management fee decreases when its assets grow to certain dollar amounts. The "break point" dollar amounts at which the management fee declines are more fully explained in the prospectus for the Metropolitan Fund.

(5) These Portfolios began operations on November 9, 1998. We pay all expenses (other than management fees, brokerage commissions, taxes, interest and extraordinary or non-recurring expenses) in excess of .20% of the average net assets for each of these Portfolios until the Portfolio's total assets reach $100 million, or until November 8, 2000, whichever comes first. The expense information in the Table are estimates for the current year as a percentage of net assets based on this limited experience and are restated as if they had been in effect for the entire year.

(6) The example assumes that no income payments were made during the period. As a result, the numbers reflect the highest amount you would pay on a $1,000 investment.
--------------------------------------------------------------------------------

                                                               [GRAPHIC OMITTED]

MetLife

Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was formed under the laws of New York State in 1868. Headquartered in New York City, MetLife is one of the world's largest financial services companies and a leader in life insurance sales in the United States. With approximately $359 billion worth of assets under management as of December 31, 1998, MetLife provides individual insurance and investment products to approximately 9 million households in the United States. MetLife also provides group insurance and investment products to corporations and other institutions employing over 33 million people.

We are a mutual life insurance company. On September 28, 1999, MetLife adopted a plan of reorganization to convert from a mutual life insurance company to a stock life insurance company (the "plan"). Upon conversion, MetLife will become a wholly owned subsidiary of a new publicly owned holding company, MetLife, Inc. The plan is subject to approval by the New York State Superintendent of Insurance after a public hearing. In addition, the plan cannot go into effect unless it is approved by a vote of eligible MetLife policyholders and contractholders whose policies or contracts were in force on September 28, 1999. Subject to these approvals and certain other conditions, we expect the plan to become effective during the first quarter of the year 2000. Holders of policies or contracts who are entitled to vote on the plan will be entitled to receive certain compensation pursuant to the terms of the plan.

Our conversion to a stock company will have no effect on the rights or our obligations under the Income Annuity, all of which will remain exactly as stated in the Income Annuity. Upon conversion, however, the owner will no longer have rights by virtue of the Income Annuity as members of MetLife. (These rights consist primarily of the right to vote on matters submitted to owners for a vote, including the election of directors, and the right to receive a portion of any remaining surplus if the company is liquidated.) In addition, because the Income Annuity was issued after September 28, 1999, the New York Insurance Law provides that the owner will not (by virtue of that Income Annuity) be entitled to vote on the plan or to receive compensation pursuant to the plan.

Because the Income Annuity was issued after September 28, 1999, the owner will be receiving a Notice of Pendency of the plan. Upon receipt of the Notice, the owner will have the right under New York Insurance Law to rescind the Income Annuity and obtain a refund of any amounts paid as stated in the Notice.

Metropolitan Life Separate Account E

We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie some of the variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Income Annuity even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.

[GRAPHIC OMITTED]

Settling Your Claim

If you have brought a claim for personal physical injury or physical sickness (sometimes you are called the claimant or plaintiff), your claim may be resolved to include a schedule of future payments to be made to you. Because the frequency of the income payments, the period of time over which the payments are made and the amount of each payment may be "structured" by you and the defendant to meet your financial and medical needs, it is called a "Structured Settlement."

This Structured Settlement is then generally reflected in a contract between you and the defendant based on your mutual agreement (a settlement agreement) or in an order issued by a court or administrative tribunal (judgment).

Customarily, as part of the Structured Settlement, the defendant will be released from any further liability related to the claim provided that you receive future income payments at the specified times. Often the defendant, with your consent, will assign the liability to make your scheduled income payments to another person or company (an assignee) through a "qualified assignment." Under the qualified assignment, the assignee (also the purchaser) assumes the obligation to pay you according to the schedule of payments contained in the qualified assignment.

When the liability is assigned to another person or company, the assignee may purchase the Income Annuity to use as the funding vehicle for making the income payments to you. The Income Annuity provides a stream of periodic income payments. MIAC (or other assignee) is the owner of the Income Annuity. As the owner, MIAC has the right to designate the payee of each income payment we make under the Income Annuity. Usually, you and/or your beneficiary are designated as the payees to receive income payments.

You are the annuitant. An annuitant is the person whose life is the measure for determining the timing and sometimes the dollar amount of payments under an annuity. If the Income Annuity that is purchased so provides, upon your death, your beneficiaries may receive continuing payments.

The Income Annuity

An Income Annuity provides you with a stream of payments for either your lifetime or over a specified period.

The variable annuity described in this Prospectus is an Income Annuity. The annuity is "variable" because the value of your income payment varies based on the investment performance of the investment divisions identified in the Structured Settlement. In short, the value of your income payments under the Income Annuity may go up or down. Since the investment performance is not guaranteed, the money is at risk. The degree of risk will depend on the investment divisions selected. The annuity unit value for each investment division rises or falls relative to the AIR based on the investment performance (or "experience") of the Portfolio with the same name.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

The investment divisions generally offer the opportunity for greater returns over the long term than the Fixed Income Option. On the other hand, since your income payments are subject to risks associated with investing in stocks and bonds, income payments based upon amounts allocated to the investment divisions will fluctuate and may be down as well as up.
--------------------------------------------------------------------------------

The Income Annuity is purchased with one purchase payment. The amount of the income payments you receive will depend on such things as personal factors such as your age, the income payment type selected and the amount of the purchase payment under the Structured Settlement intended to be allocated to the investment divisions of the Income Annuity. The frequency you receive income payments will be in accordance with the schedule of payments stipulated in the Structured Settlement.

Certain versions of the Income Annuity have a fixed payment option called the Fixed Income Option. Under the Fixed Income Option, we guarantee the amount of your fixed income payments. The Fixed Income Option is not described in this Prospectus although we occasionally refer to it.

Investment Choices

The Metropolitan Fund and each Portfolio are more fully described in the Metropolitan Fund's prospectus and its SAI. The Metropolitan Fund's prospectus is attached at the end of this Prospectus. You should read the Metropolitan Fund prospectus carefully before agreeing to a Structured Settlement pursuant to which it is contemplated that the Income Annuity will be purchased to fund the obligation to make periodic payments to you. The SAI is available upon your request.

The investment choices are:

Lehman Brothers Aggregate Bond Index Portfolio
State Street Research Diversified Portfolio
MetLife Stock Index Portfolio                                  [GRAPHIC OMITTED]
Harris Oakmark Large Cap Value Portfolio
T. Rowe Price Large Cap Growth Portfolio
State Street Research Growth Portfolio

--------------------------------------------------------------------------------
The degree of investment risk assumed will depend on the investment divisions chosen. We have listed the choices in order of risk from the most conservative to the most aggressive.
--------------------------------------------------------------------------------

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed under the Income Annuity. Dividends generally are reflected in an increase in the annuity unit value. There are no transaction expenses (i.e., front-end sales load or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund are available only by purchasing MetLife annuities and life insurance policies and are never sold directly to the public.

--------------------------------------------------------------------------------
While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these are not those mutual funds. The Metropolitan Fund portfolios most likely will not have the same performance experience as any publicly available mutual fund.
--------------------------------------------------------------------------------

The Metropolitan Fund is a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the Metropolitan Fund. Each Portfolio is "diversified" under the 1940 Act.

The Portfolios of the Metropolitan Fund pay us a monthly fee for our services as investment manager. These fees, as well as the operating expenses paid by each Portfolio, are described in the Metropolitan Fund prospectus and SAI.

In addition, the Metropolitan Fund prospectus discusses other separate accounts of MetLife and Metropolitan Tower Life Insurance Company that invest in the Metropolitan Fund. The risks of these arrangements are also discussed.

Income Payment Types

Currently, we provide a wide variety of income payment types. Based on the terms of the Structured Settlement, several of these options may be combined within the provisions of the Income Annuity.

Your income payment amount will depend in large part on the type of income payment type chosen. For example, if an "Income for Two Lives Annuity" is selected, your income payments will typically be lower than if a "Your Lifetime Annuity" is selected. The terms of the Structured Settlement will also determine when your income payments will start and what frequency you will receive income payments. For income payment types providing for a guaranteed period, we may provide for payment of a commuted value upon your death if the Structured Settlement so provides.

The following income payment types are available:

--------------------------------------------------------------------------------
Factors to consider when agreeing to the terms for your income payments in the Structured Settlement are:

o     The amount of income you need;

o     The amount you expect to receive from other sources;

o     The growth potential of other investments; and

o     How long you would like your income to last.
--------------------------------------------------------------------------------

Your Lifetime Annuity: A variable income payable during your life. Upon your death, payments stop.

Your Lifetime with a Guaranteed Period Annuity: A variable income payable during your life with a guaranteed number of years. If, at your death, payments have been made for less than the guaranteed period, payments are made to your beneficiary for the rest of the guaranteed period.

Your Lifetime With Non-Guaranteed Period Annuity: A variable income payable during your life or a number of years. Payments stop at your death or at the end of the time period, whichever happens first.

Income for Two Lives Annuity: A variable income payable while either you and another person are alive. After one of you dies, payments continue if the other person is alive. Payments stop once both of you are no longer alive. Payments after one of you dies may be the same as those paid while both were alive or may be a lower percentage that is selected when the annuity is purchased (e.g. 75%, 66 2/3% or 50%).

Income for Two Lives with a Guaranteed Period Annuity: This is the same as the Income for Two Lives Annuity described above, but we guarantee to pay the full amount (not a reduced percentage) for the guaranteed period even if one or both of you die. If, upon the death of both of you, payments have been made for less than the guaranteed period, payments are made to your beneficiary for the rest of the guaranteed period.

Income for a Guaranteed Period Annuity: If we agree to the guaranteed period, you may receive a variable income payable for a guaranteed period (1-40 years). As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. Payments cease at the end of the guaranteed period (which is often called a "term certain" period) even if you are still alive. If you die before the end of the guaranteed period, payments are made to your beneficiary for the rest of the guaranteed period.

Allocation of Purchase Payment

Money is allocated among the Fixed Income Option and the investment divisions according to the terms of the Structured Settlement and, where applicable, the qualified assignment agreement. We may require that a certain percentage of the purchase payment be allocated to the Fixed Income Option. Under certain versions of the Income Annuity, certain investment divisions or the Fixed Income Option may not be available. You are not permitted to make transfers between the investment divisions or between the Fixed Income Option and the investment divisions.

                                                               [GRAPHIC OMITTED]

The Value of Your Income Payments

Annuity Units

Annuity units are credited for that portion of the purchase payment allocated to an investment division. Before we determine the number of annuity units credited under the Income Annuity, we reduce the purchase payment by the contract fee and premium taxes, if applicable. We then compute an initial variable income payment amount using the Assumed Investment Return ("AIR"), the income payment type and the age and sex of the annuitant which is the measuring life (or lives if income payments are to be paid over the lives of more than one person). We then divide the initial variable income payment amount by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. The number of annuity units remains the same for the life of the Income Annuity.

--------------------------------------------------------------------------------
The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.
--------------------------------------------------------------------------------

AIR

Your income payment is determined by using the AIR to benchmark the investment experience of the chosen investment divisions. The higher the AIR, the higher your initial variable income payment will be. Your subsequent payments will only increase in proportion to the amount the actual investment experience of the chosen investment divisions exceeds the AIR and Separate Account charges (the net investment return). Likewise, your income payments will decrease to the extent the actual investment experience of the chosen investment divisions is less than the AIR and Separate Account charges. A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had a higher AIR as changes occur in the actual investment experience of the investment divisions.

--------------------------------------------------------------------------------
The AIR is stated in the contract and may range from 1% to 6%. The current contract AIR is 5%. A contract could also reflect a different AIR negotiated by the parties to the Structured Settlement.
--------------------------------------------------------------------------------

The amount of each variable income payment is determined ten days prior to your income payment date on the contract's issue date, if later than the income payment date.

Examples of the Effect of Different AIRs on Variable Income Payments

5% AIR

Assume that the initial variable income payment for an investment division is $1,000 and that at the time we calculate your actual first income payment the investment experience for the investment division (minus charges) is up 10% (exceeds the AIR). Your variable income payment attributed to that investment division is $1,047.62. The percentage change between the initial variable income payment and your actual income payment is 4.7%.

However, assume instead that the investment experience (minus charges) is down 10% (does not exceed the AIR). Your variable income payment is $857.14. Note that the percentage change between the initial variable income payment and your actual income payment is -14.3%.

3% AIR

Assume that the initial variable income payment for an investment division is $800 and that at the time we calculate your actual first income payment the investment experience for the investment division (minus charges) is up 10% (exceeds the AIR). Your variable income payment attributed to that investment division is $854.37. The percentage change between the initial variable income payment and your actual income payment is 6.8%.

However, assume instead that the investment experience (minus charges) is down 10% (does not exceed the AIR). Your variable income payment is $699.03. Note that the percentage change between the initial variable income payment and your actual income payment is -12.6%.

Valuation

We separately determine the annuity unit value for each investment division once each day when the New York Stock Exchange is open for trading. If permitted by law, we may change the period between calculations, but we will give the owner 30 days' notice.

This is how we calculate the annuity unit value for each investment division:

o First, we determine the change in investment experience (including any investment-related charge) for the underlying portfolio from the previous trading day to the current trading day;

o Next, we subtract the daily equivalent of the Separate Account charge for each day since the last day the annuity unit value was calculated. The resulting number is the net investment return;

o     Then, we multiply by a factor which is the daily equivalent of the AIR;
      and

o     Finally, we multiply the previous annuity unit value by this result.

                                                               [GRAPHIC OMITTED]

      Example: Calculating the Annuity Unit Value

      Assume the following: yesterday's annuity unit value was $10.20; the number we calculate for today's change in investment experience (minus the investment-related charge) is 1.02 (up 2%); the daily equivalent of the Separate Account charge is .000034035 and the daily equivalent of the AIR for a 5% AIR is .99986634. The new annuity unit value is:

            (1.02 - .000034035) x .99986634 x $10.20 = $10.40

      However, now assume that today's change in investment experience (minus the investment-related charge) is .98 (down 2%) instead of 1.02. The new annuity unit value is:

            (.98 - .000034035) x .99986634 x $10.20 = $9.99

Contract Fee

A one time $350 contract fee is taken from the purchase payment when an Income Annuity is purchased prior to allocating the remainder of the purchase payment to the investment divisions. This charge covers our administrative costs including preparation of the Income Annuity, review of applications and recordkeeping.

Assignment Fee

If the Income Annuity is purchased by MIAC, there is a one time assignment fee of $750. You do not pay the fee. The defendant pays the fee only if the obligation to pay you is assigned to MIAC. This charge covers MIAC's administrative and recordkeeping costs associated with assuming the liability for making payments to you and for being the owner of the Income Annuity.

[GRAPHIC OMITTED]

Premium Taxes

Some jurisdictions tax purchase payments for the Income Annuity. We deduct money from the purchase payment to pay "premium" taxes (also known as "annuity" taxes).

A chart in the Appendix shows the jurisdictions where premium taxes are currently charged and the percentage amount which must be added to the purchase payment to pay for the premium taxes. If an assignment is made and MIAC is the owner, a premium tax is not applicable.

Charges

There are two types of charges paid if any of the purchase payment is allocated to the investment divisions:

o     Separate Account charge; and

o     Investment-related charge.

--------------------------------------------------------------------------------
The charges paid will not reduce the number of annuity units credited under the Income Annuity. Instead, we deduct the charges when calculating the annuity unit value.
--------------------------------------------------------------------------------

Separate Account Charge

There is a Separate Account charge. This charge is no more than 1.25% annually of the average value of amounts in the Separate Account. This charge includes insurance-related charges for the risk that you may live longer than we estimated. Then, we would be obligated to pay you more in payments than we anticipated. The charge also includes the risk that our expenses in administering the Income Annuity will be greater than we estimated. The Separate Account charge also pays us for our miscellaneous administrative costs. These costs which we incur include financial, actuarial, accounting and legal expenses.

Investment-Related Charge

This charge pays us as the investment manager of the Metropolitan Fund for managing money in the Portfolios and investment operating expenses. The percentage paid depends on the selected investment divisions. The percentage charge for each investment division is listed in the Table of Expenses.

General Information

Administration

All transactions will be processed in the manner described below. Generally, administrative requests are effective the day we receive them at the MetLife Designated Office.

Purchase Payments

The purchase payment is sent by check or wire made payable to "MetLife" to the MetLife Designated Office. We will provide all necessary forms. We must have all completed documents to credit the purchase payment.

                                                               [GRAPHIC OMITTED]

Usually, the initial purchase payment is credited under the Income Annuity within two days of receipt at the MetLife Designated Office of documentation that an Income Annuity is to be purchased. However, if the forms are filled out incorrectly or incompletely or other documentation is not completed properly, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify the purchaser and give the reasons for the delay. At that time, the purchaser will be asked whether to agree to let us keep the money until the problem is resolved. If the purchaser does not agree or we cannot reach the purchaser by the fifth business day, the money will be returned.

Purchase payments are effective and valued as of 4:00 p.m. Eastern time, on the day we receive them in good order at the MetLife Designated Office, except when they are received:

o     On a day when the annuity unit value is not calculated, or

o     After 4:00 p.m. Eastern time.

In those cases, the purchase payments will be effective the next day the annuity unit value, as applicable, is calculated.

Receiving Income Payments and Information

Based on the provisions of the Structured Settlement, the Income Annuity may provide you with income payments that begin immediately after the issue date of the Income Annuity and/or income payments that begin at some future date (i.e., delayed income payments). Each income payment stream, whether immediate or delayed, will be paid from each of the investment divisions and/or Fixed Income Option based on the allocation for that income payment described in the Structured Settlement. However, lump sum income payments which are delayed to some future date will be paid only from the Fixed Income Option.

                                                               [GRAPHIC OMITTED]

You may elect to have your payments sent to your residence or have us deposit payments directly into your bank account. If you elect to have your payment direct deposited, you will receive in the mail a stub statement for the payment. Your stub statement will indicate information, such as the amount of your payment, the number of units for each investment division and the corresponding annuity unit value. Periodically, you may receive information from us about the Income Annuity.

Advertising Performance

We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your statements, the internet, annual reports and semiannual reports.

We may state performance in terms of "yield," "change in annuity unit value," "average annual total return," or some combination of these terms.

Yield is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.
--------------------------------------------------------------------------------

Change in Annuity Unit Value is calculated by determining the percentage change in the value of an annuity unit for a certain period. These numbers may also be annualized. Change in annuity unit value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the Separate Account charge.

Average annual total return calculations reflect the Separate Account charge. These figures also assume a steady annual rate of return.

For purposes of presentation, we may assume that the Income Annuity was in existence prior to its inception date. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund Portfolios. We use the actual annuity unit data after the inception date.

Changes to the Income Annuity

We have the right to make certain changes to the Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Income Annuity. If the law requires, we will also get the owner's approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include the right to:

o     Operate the Separate Account in any form permitted by law.

o Take any action necessary to comply with or obtain and continue any exemptions under the law.

o Transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

o Substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund or the shares of another investment company or any other investment permitted by law.

o Change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available portfolio in connection with the Income Annuity.

o Make any necessary technical changes in the Income Annuity in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division for which annuity units have been credited, we will notify the owner of the change. The Structured Settlement may provide for an alternate choice of investment division in which an equivalent number of annuity units will be credited if an investment division to which money has been allocated becomes no longer available or for which there is a change in the underlying Portfolio. Otherwise, you will not have any right to choose an alternate investment division. Where required by law, we will ask the owner's approval before making any technical changes.

Voting Rights

Based on our current view of applicable law, the owner has voting interests under the Income Annuity concerning Metropolitan Fund proposals that are subject to a shareholder vote. Therefore, the owner is entitled to give us instructions for the number of shares which are deemed attributable to the Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment. In those cases where MIAC is the owner of the Income Annuity, the shares of each underlying Portfolio will be voted in the same proportion as the shares for which voting instructions are received by the Separate Account.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive voting instructions, we will vote the interests under the Income Annuity in the same proportion as represented by the voting instructions we receive from other investors. Shares of the Metropolitan Fund that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of the shares:

o     For which voting instructions are received, and

o     That are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

Who Sells the Income Annuity

[GRAPHIC OMITTED]

The Income Annuity is sold through registered broker-dealers.

The licensed broker-dealers who sell the annuities may be compensated for these sales by commissions that we pay. The commissions we pay range from 0% to 5%. There is no front-end sales load or back-end sales load deducted from purchase payments to pay sales comissions. The Separate Account does not pay sales commissions. MetLife pays its distribution expenses from its general account which includes any profits generated from its Separate Account operations.

Purchases In New York or North Carolina

Although we may not cancel the Income Annuity, the owner may cancel the Income Annuity within a certain time period if the Income Annuity is purchased in New York or North Carolina.

Financial Statements

The financial statements and related notes for the Separate Account and MetLife are in the SAI and are available from MetLife upon request. Deloitte & Touche, LLP, who are independent auditors, audit these financial statements.

Federal Tax Treatment

The following tax information is only a general discussion of the tax consequences of use of the Income Annuity in connection with the settlement of a claim. The Internal Revenue Code ("Code") is complex and changes regularly. Because of the complexity of the Code, the applicability of the tax laws to the Income Annuity and to the parties to a claim and/or an assignment are subject to varying interpretations, each party should consult his/her own tax advisor about his/her circumstances and how the tax law and any recent developments may affect him/her if the Income Annuity is used in connection with the settlement of a claim.

The Structured Settlement is an arrangement between you, the defendant and/or the defendant's insurer. Neither we nor any of our affiliates assumes responsibility for any legal, tax, or financial consequences of the Structured Settlement to any of the parties to the claim or any assignee. In particular, neither we nor any of our affiliates make any representations, warranties, or guarantees as to the tax consequences of any decision you and other parties make to settle your claim and to have income payments to you funded by an Income Annuity.

Tax Treatment of Income Payments Received in Settlement of Personal Physical Injury Claims

Section 104(a)(2) of the Code excludes from gross income any amounts received as damages on account of personal physical injuries or physical sickness. Any portion of a Structured Settlement that provides for punitive damages will not qualify for exclusion under Section 104 (a)(2) of the Code. For qualifying portions of a Structured Settlement, the treatment applies whether the amounts are paid as lump sums or as periodic payments.

If the Income Annuity will be used to provide periodic payments to you as a result of your claim, the periodic payments will be excludable from your income only if the Income Annuity is owned by a person other than you. The Income Annuity typically will be owned by MIAC.

We take no responsibility for determining if payments made to you as a result of a claim, whether by use of the Income Annuity or otherwise, are excludable from your income under Section 104(a)(2) of the Code.

A Defendant May Assign Its Obligation to Make Income Payments to You

Pursuant to Section 130 of the Code, the defendant or the defendant's insurer may assign, with your consent, its obligation under the Structured Settlement to make income payments to you. The entity, called the assignee, that assumes the obligation to make income payments to you, typically will be MIAC. The assignment by the defendant to MIAC of its obligation to make income payments to you will be treated as a "qualified assignment" under Section 130(c) of the Code only if the following requirements are met:

o The Structured Settlement provides that you will receive income payments on specified dates to compensate you for your personal injury or sickness (in a case involving physical injury or physical sickness);

o MIAC assumes the liability to make payments to you from a party to the suit or the Structured Settlement;

o The income payments that will be made to you are fixed and determinable as to amount and time of payment;

o     You cannot accelerate, defer, increase, or decrease your income payments;

o The amount MIAC is obligated to pay you under the assignment is no greater than the obligation of the person who assigned the liability to MIAC; and

o     The income payments to you are excludable from your gross income under
      Section 104(a)(1) or (2) of the Code.

If these requirements are satisfied, and the assignment to MIAC is treated as a "qualified assignment," the defendant may deduct the full payment it makes to MIAC in the year in which the payment is made. In addition, if these requirements are satisfied and MIAC purchases one or more "qualified funding assets" to fund its obligation to make income payments to you under the assignment, the purchase payment MIAC receives from the defendant will be excluded from MIAC's gross income to the extent the purchase payment does not exceed the aggregate cost of the qualified funding assets.

Using the Income Annuity to Fund Qualified Assignments

If you and the defendant intend to have the Income Annuity fund a qualified assignment, the amount of the purchase payment that is to be allocated to each investment division, the formula for determining the number of annuity units to be credited to each investment division, and the schedule for making the variable income payments must be specified in the Structured Settlement.

The Internal Revenue Service (IRS) has issued a private letter ruling to MIAC as the assignee of a defendant's obligation to make payments to a party that was physically injured. In the private letter ruling, MIAC proposed to purchase a variable income annuity as a "qualified funding asset." Under the settlement agreement involved in the private ruling, at least 50 percent of the damages to be applied to the purchase of the variable income annuity was to be allocated to a guaranteed income option. In the private letter ruling, the IRS determined, among other things, that:

o Periodic payments of damages that are calculated pursuant to an objective formula based on the performance of the S&P 500 Stock Index and/or a mutual fund designed to achieve long-term growth of capital and moderate income are fixed and determinable as to amount and time of payment; and

o A variable income annuity purchased by MIAC from MetLife would not fail to qualify as a qualified funding asset within the meaning of Section 130(c) of the Code solely because of the variable payments under the annuity, which would be reasonably related to the periodic payments under the qualified assignment.

Private letter rulings may be relied upon only by the taxpayer(s) who requested the ruling and only with respect to the specific facts involved in the ruling. However, the reasoning used by the IRS in reaching its determinations in the ruling may be useful to defendants, defendant's liability insurers, and other assignees considering the tax treatment of the Income Annuity in connection with the settlement of a claim. Such persons should, of course, consult their own tax advisors to determine the tax consequences of entering into a Structured Settlement or assigning (or accepting an assignment of) liability in connection with which the Income Annuity will be used to fund payments to the claimant.

Owners Other than MIAC

Entities (such as a corporation) that are considering purchasing an Income Annuity should consult with their own tax advisors prior to the purchase to determine the tax consequences of owning the Income Annuity.

In general, under Section 72(u) of the Code, if an annuity contract is owned by a non-natural person, the contract is not treated as an annuity for income tax purposes and the income under the contract is treated as ordinary income received or accrued by the owner in each taxable year. There are exceptions to this general rule. These exceptions include contracts that are "qualified funding assets" within the meaning of Section 130(c) of the Code (without regard to whether there is a qualified assignment) and contracts that are "immediate annuities" within the meaning of Section 72(u)(4) of the Code. If a contract satisfies one of these exceptions, the income under the contract generally is not taxed until it is received.

In addition, pursuant to Section 264(f) of the Code, if an Income Annuity is owned by a non-natural person, or held for the benefit of a non-natural person, a portion of the owner's otherwise deductible interest may no longer be deductible. Similar adverse income tax consequences may occur pursuant to Sections 805, 807 and 832 of the Code, if an Income Annuity is owned by or for the benefit of an insurance company.

Table of Contents for the Statement of Additional Information

                                                                            Page

Cover Page..................................................................   1

Table of Contents...........................................................   1

Independent Auditors........................................................   2

Year 2000...................................................................   2

Distribution of Certificates and Interests in the Income Annuity............   2

Experience Factor...........................................................   2

Variable Income Payments....................................................   2

Investment Management Fees..................................................   4

Performance Data and Advertisement of the Separate Account..................   4

Financial Statements of the Separate Account................................   6

Financial Statements of MetLife............................................   32

                               [GRAPHIC OMITTED]

Appendix

Premium Tax Table

If the owner is a resident of or domiciled in one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate which will be applied to the Income Annuity.

                                                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                      Income Annuities

California ..........       2.35%

Kentucky(1) .........       2.00%

Maine ...............       2.00%

Nevada ..............       3.50%

Puerto Rico .........       1.00%

South Dakota ........       1.25%

West Virginia .......       1.00%

Wyoming .............       1.00%

Virgin Islands ......       5.00%
--------------------------------------------------------------------------------

(1)   The premium tax in Kentucky is repealed effective January 1, 2000.

PEANUTS (Copyright) United Feature Syndicate, Inc.

(Copyright) 1999 Metropolitan Life Insurance Company


SEC# 333-80547/811-4001
E99118LHO(exp0500)MLIC-LD

                      METROPOLITAN LIFE INSURANCE COMPANY
                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                            METLIFE SETTLEMENT PLUS,
                           A VARIABLE INCOME ANNUITY

                      STATEMENT OF ADDITIONAL INFORMATION
                             FORM N-4        PART B
                                November 1, 1999

     This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus for MetLife Settlement Plus, A Variable Income Annuity dated November 1, 1999 and should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained from Metropolitan Life Insurance Company, One Madison Avenue, New York, New York 10010.

     A Statement of Additional Information for the Metropolitan Series Fund, Inc. is attached at the end of this Statement of Additional Information.

     Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as set forth in the Section entitled "Important Terms You Should Know" of the Prospectus for MetLife Settlement Plus, A Variable Income Annuity dated November 1, 1999.

                            ------------------------

                               TABLE OF CONTENTS

                                                                  PAGE
                                                                  ----
          Independent Auditors.................................     2
          Year 2000............................................     2
          Distribution of Certificates and Interests in the
            Income Annuity.....................................     2
          Experience Factor....................................     2
          Variable Income Payments.............................     2
          Investment Management Fees...........................     4
          Performance Data and Advertisement of the Separate
            Account............................................     4
          Financial Statements of the Separate Account.........    35
          Financial Statements of MetLife......................    61

                            ------------------------

INDEPENDENT AUDITORS

     The financial statements for the Separate Account for the period ended December 31, 1998 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, 555 Seventeenth Street, Denver, Colorado, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon such report given upon the authority of such firm as experts in auditing and accounting.

YEAR 2000

     MetLife depends on the smooth functioning of its computer systems to administer its annuity contracts. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could negatively impact and disrupt the administration of the annuity contracts. MetLife is actively working on the necessary changes to its computer systems to deal with this issue and expects that its systems will be adapted in time for that event, although there cannot be assurances of success.

DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE INCOME ANNUITY

     MetLife is both the depositor and the underwriter (issuer) of the Income Annuity.

     The certificates and interests in the Income Annuity are sold through registered broker-dealers.

     The offering of the Income Annuity is continuous. In certain situations, the Income Annuity may not include all investment choices or the Fixed Income Option. Each contract will indicate the available choices.

EXPERIENCE FACTOR

     We use the term "experience factor" to describe the investment performance for an investment division. The experience factor changes from Valuation Period (described later) to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the valuation period not to exceed .000034035 (the daily equivalent of an effective annual rate of 1.25%).

VARIABLE INCOME PAYMENTS

     "Variable income payments" include variable income payments made under the various Income Annuities.

ASSUMED INVESTMENT RETURN (AIR)

     The following discussion concerning the amount of variable income payments is based on an Assumed Investment Return of 5% per year. It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.

AMOUNT OF INCOME PAYMENTS

     The income payment you receive periodically from an investment division (after your first payment if paid within 10 days of the issue date) will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

     The Income Annuity specifies the dollar amount of the initial variable income payment for each investment division (this equals the first payment amount if paid within 10 days of the issue date). This initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or contract charge), the AIR, the age and/or sex of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division. The number of annuity units held remains fixed for the duration of the contract.

     The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR and Separate Account charges.

     For example, on an annual basis, if an investment division has a cumulative net investment performance of 6% over a one year period, the first variable income payment in the next year will be approximately 1% greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the investment division. If such investment performance return is 4% over a one year period, the first variable income payment in the next year will be approximately 1% less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment performance of the applicable division.

ANNUITY UNIT VALUE

     The Annuity Unit Value is based on the same change in investment performance in the Separate Account. (See "The Value of Your Income Payment on page 11 in the Prospectus.)

CALCULATING THE ANNUITY UNIT VALUE

     We calculate Annuity Unit Values once a day on every day the New York Stock Exchange is open for trading. We call the time between two consecutive Annuity Unit Value calculations the "Valuation Period." We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred. The Annuity Unit Values can increase or decrease, based on the investment performance of the corresponding underlying portfolios. If the investment performance is positive, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go up. Conversely, if the investment performance is negative, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go down.

     To calculate an Annuity Unit Value, we first multiply the experience factor for the period by a factor based on the AIR and the number of days in the Valuation Period. For an AIR of 5% and a one day Valuation Period, the factor is
 .99986634, which is the daily discount factor for an effective annual rate of 5%. (The AIR may be in the range of 1% to 6%, as defined in your Income Annuity and the laws in the state.) The resulting number is then multiplied by the last previously calculated Annuity Unit Value to produce the new annuity value.

     The following examples show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of variable income payments:

                  EXAMPLE OF CALCULATION OF ANNUITY UNIT VALUE

1. Annuity Unit Value, beginning of period........................ $ 10.20000
2. "Experience factor" for period.................................   1.023558
3. Daily adjustment for 5% of Assumed Investment Return...........  .99986634
4. (2) X (3)......................................................   1.023421
5. Annuity Unit Value, end of period (1) X (4).................... $ 10.43889

DETERMINING THE VARIABLE INCOME PAYMENT

     Variable income payments can go up or down based upon the investment performance of the investment divisions in the Separate Account. AIR is the rate used to determine the initial variable income payment and serves as a benchmark against which the investment performance of the investment divisions is compared. The higher the AIR, the higher the initial variable income payment will be. Variable income payments will increase only to the extent that the investment performance of the investment divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower initial variable income payment, but variable income payments will increase more rapidly or decline more slowly as changes occur in the investment performance of the investment divisions.

                           EXAMPLE OF INCOME PAYMENTS
 (ASSUMES THE FIRST MONTHLY PAYMENT IS MADE WITHIN 10 DAYS OF THE ISSUE DATE OF
                              THE INCOME ANNUITY)
          Annuitant age 65, Life Annuity with 120 Payments Guaranteed

1. Net Purchase Payment...........................................   $50,000.00
2. First monthly income payment per $1,000 of Annuity Value.......   $     7.71
3. First monthly income payment (1) X (2) divided by 1,000........   $   385.50
4. Annuity Unit Value (see Example of Calculation of Annuity Unit
  Value above as of Annuity Date).................................   $ 10.80000
5. Number of Annuity Units (3) divided by (4).....................     35.69444
6. Assume Annuity Unit Value for the second month equal to (10
  days prior to payment)..........................................   $ 10.97000
7. Second monthly Annuity Payment (5) X (6).......................   $   391.57
8. Assume Annuity Unit Value for third month equal to.............   $ 10.52684
9. Next monthly Annuity Payment (5) X (8).........................   $   375.75

INVESTMENT MANAGEMENT FEES

     Each of the currently available Metropolitan Fund Portfolios pays us, the investment manager of the Metropolitan Fund, an investment management fee. For providing investment management services to the Lehman Brothers Aggregated Bond Index and MetLife Stock Index, we receive monthly compensation from each Portfolio at an annual rate of .25% of the average daily value of the aggregate net assets of each Portfolio. For providing investment management services to the State Street Research Growth Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .55% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .50% of such assets on the next $500 million and .45% of such assets on amounts over $1 billion. For providing investment management services to the State Street Research Diversified Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .50% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .45% of such assets on the next $500 million and .40% of such assets on amounts over $1 billion. We pay State Street Research & Management Company, one of our subsidiaries, to provide us with sub-investment management services for the State Street Research Diversified and State Street Research Growth Portfolio.

     For providing investment management services to the Harris Oakmark Large Cap Value Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $250 million and .70% of such assets in excess of $250 million. Harris Associates L.P., whose general partner is indirectly owned by MetLife, is the sub-investment manager with respect to the Harris Oakmark Large Cap Value Portfolio.

     For providing investment management services to the T. Rowe Price Large Cap Growth Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .70% of the average daily value of the aggregate net assets of the Portfolio up to $50 million, and .60% of such assets over $50 million. T. Rowe Price Associates, Inc. is the sub-investment manager for the T. Rowe Price Large Cap Growth Portfolio.

PERFORMANCE DATA AND ADVERTISEMENT OF THE SEPARATE ACCOUNT

     From time to time we advertise the performance of various Separate Account investment divisions. Performance will be stated in terms of either yield, "change in Annuity Unit Value" or "average annual total return" or some combination of the foregoing. Yield, change in Annuity Unit Value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. This income is then annualized, by assuming that the same amount of income is generated each week over a 52 week period, and the total income is shown as a percentage of the investment. The effective yield is similarly calculated; however, when annualized, the earned income in the investment division is assumed to be reinvested. Thus, the effective yield figure will be slightly higher than the yield figure because of the former's compounding effect. Other yield figures quoted in advertisements will refer to the net income generated by an investment in a particular investment division for a thirty-day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. This percentage yield is then compounded semiannually. Change in Annuity Unit Value refers to the comparison between values of annuity units over specified periods in which an investment division has been in operation, expressed as a percentage and may also be expressed as an annualized figure. In addition, change in Annuity Unit Value may be used to show performance for a hypothetical investment (such as $10,000) over the time period specified.

     Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred or tax-exempt investments. From time to time, the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS(Registered) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers, Aggregate Bond Index, and/or the Lehman Brothers Government/
Corporate Bond Index, the Merrill Lynch High Yield Bond Index.

WHEN VOTING INSTRUCTIONS MAY BE DISREGARDED

     MetLife may disregard voting instructions under the following circumstances
(1) to make or refrain from making any change in the investments or investment policies for any portfolio if required by any insurance regulatory authority;
(2) to refrain from making any change in the investment policies or any investment adviser or principal underwriter or any portfolio which may be initiated by those having voting interests or the Metropolitan Fund's board of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

     In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.

                         INDEPENDENT AUDITORS' REPORT

The Contractholders of
Metropolitan Life Separate Account E:

We have audited the accompanying statements of assets and liabilities of the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, Santander International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Neuberger&Berman Partners Mid Cap Value, T. Rowe Price Large Cap Growth, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, Russell 2000 Index, Variable B, Variable C, Variable D, Fidelity Money Market, Fidelity Equity-Income, Fidelity Growth, Fidelity Overseas, Fidelity Investment Grade Bond, Fidelity Asset Manager, Calvert Social Balanced and Calvert Social Mid Cap Growth Divisions of Metropolitan Life Separate Account E (the "Separate Account") as of December 31, 1998 and the related statements of operations for the year then ended and of changes in net assets for the years ended December 31, 1998 and 1997. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the net assets of the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, Santander International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap,
T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Neuberger&Berman Partners Mid Cap Value, T. Rowe Price Large Cap Growth, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, Russell 2000 Index, Variable B, Variable C, Variable D, Fidelity Money Market, Fidelity Equity-Income, Fidelity Growth, Fidelity Overseas, Fidelity Investment Grade Bond, Fidelity Asset Manager, Calvert Social Balanced and Calvert Social Mid Cap Growth Divisions of Metropolitan Life Separate Account E at December 31, 1998 and the results of their operations for the year then ended and the changes in their net assets for the years ended December 31, 1998 and 1997 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Denver, Colorado
March 5, 1999

                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998

                                                      State Street
                           State Street  State Street   Research    State Street
                             Research      Research      Money        Research
                              Growth        Income       Market     Diversified
                             Division      Division     Division      Division
                          -------------- ------------ ------------ --------------
ASSETS:
Investments in
 Metropolitan Series
 Fund, Inc. at Value
 (Note 1A):
State Street Research
 Growth Portfolio
 (70,709,443 Shares;
 cost $2,037,667,170)...  $2,529,998,376          --          --              --
State Street Research
 Income Portfolio
 (35,153,943 Shares;
 cost $450,385,594).....             --  $449,267,390         --              --
State Street Research
 Money Market Portfolio
 (1,379,587 Shares; cost
 $14,668,207)...........             --           --  $14,282,179             --
State Street Research
 Diversified Portfolio
 (124,227,823 Shares;
 cost $2,012,591,007)...             --           --          --   $2,284,549,657
State Street Research
 Aggressive Growth
 Portfolio (41,237,965
 Shares; cost
 $1,044,616,591)........             --           --          --              --
MetLife Stock Index
 Portfolio (81,120,925
 Shares; cost
 $1,863,060,135)........             --           --          --              --
Santander International
 Stock Portfolio
 (17,677,867 Shares;
 cost $230,781,888).....             --           --          --              --
Loomis Sayles High Yield
 Bond Portfolio
 (4,622,343 Shares; cost
 $47,480,459)...........             --           --          --              --
Janus Mid Cap Portfolio
 (19,530,743 Shares;
 cost $265,587,440).....             --           --          --              --
T. Rowe Price Small Cap
 Growth Portfolio
 (13,817,278 Shares;
 cost $161,927,995).....             --           --          --              --
Scudder Global Equity
 Portfolio (8,237,416
 Shares; cost
 $96,456,139)...........             --           --          --              --
Harris Oakmark Large Cap
 Value Portfolio
 (388,299 Shares; cost
 $3,743,705)............             --           --          --              --
Neuberger&Berman
 Partners Mid Cap Value
 Portfolio (301,756
 Shares; cost
 $3,135,708)............             --           --          --              --
T. Rowe Price Large Cap
 Growth Portfolio
 (409,436 Shares; cost
 $4,308,905)............             --           --          --              --
Lehman Brothers
 Aggregate Bond Index
 Portfolio (809,288
 Shares; cost
 $8,174,683)............             --           --          --              --
Morgan Stanley EAFE
 Index Portfolio
 (354,734 Shares; cost
 $3,736,611)............             --           --          --              --
Russell 2000 Index
 Portfolio (613,868
 Shares;
 cost $6,146,811).......             --           --          --              --
                          -------------- ------------ -----------  --------------
   Total investments....   2,529,998,376  449,267,390  14,282,179   2,284,549,657
Cash....................             --           --          --              --
                          -------------- ------------ -----------  --------------
   Total assets.........   2,529,998,376  449,267,390  14,282,179   2,284,549,657
LIABILITIES.............             --           --          --              --
                          -------------- ------------ -----------  --------------
NET ASSETS..............  $2,529,998,376 $449,267,390 $14,282,179  $2,284,549,657
                          ============== ============ ===========  ==============

                       See Notes to Financial Statements.

                                  State Street
                                    Research       MetLife       Santander   Loomis Sayles
 Variable     Variable  Variable   Aggressive       Stock      International  High Yield
     B           C         D         Growth         Index          Stock         Bond
 Division     Division  Division    Division       Division      Division      Division
-----------  ---------- -------- -------------- -------------- ------------- -------------
$90,026,386  $3,260,644 $34,942             --             --           --            --
         --         --      --              --             --           --            --
         --         --      --              --             --           --            --
         --         --      --              --             --           --            --
         --         --      --   $1,217,757,111            --           --            --
         --         --      --              --  $2,870,058,320          --            --
         --         --      --              --             --  $249,965,034           --
         --         --      --              --             --           --    $38,781,459
         --         --      --              --             --           --            --
         --         --      --              --             --           --            --
         --         --      --              --             --           --            --
         --         --      --              --             --           --            --
         --         --      --              --             --           --            --
         --         --      --              --             --           --            --
         --         --      --              --             --           --            --
         --         --      --              --             --           --            --
         --         --      --              --             --           --            --
-----------  ---------- -------  -------------- -------------- ------------   -----------
 90,026,386   3,260,644  34,942   1,217,757,111  2,870,058,320  249,965,034    38,781,459
        --          --      --              --             --           --            --
-----------  ---------- -------  -------------- -------------- ------------   -----------
 90,026,386   3,260,644  34,942   1,217,757,111  2,870,058,320  249,965,034    38,781,459
        --          --      --              --             --           --            --
-----------  ---------- -------  -------------- -------------- ------------   -----------
$90,026,386  $3,260,644 $34,942  $1,217,757,111 $2,870,058,320 $249,965,034   $38,781,459
===========  ========== =======  ============== ============== ============   ===========

                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998

                                       T. Rowe Price
                             Janus       Small Cap      Scudder    Harris Oakmark
                            Mid Cap       Growth     Global Equity Large Cap Value
                            Division     Division      Division       Division
                          ------------ ------------- ------------- ---------------
ASSETS:
Investments in
 Metropolitan Series
 Fund, Inc. at Value
 (Note 1A):
State Street Research
 Growth Portfolio
 (68,194,026 Shares;
 cost $2,037,667,170)...           --           --            --            --
State Street Research
 Income Portfolio
 (35,153,943 Shares;
 cost $450,385,594).....           --           --            --            --
State Street Research
 Money Market Portfolio
 (1,379,587 Shares; cost
 $14,668,207)...........           --           --            --            --
State Street Research
 Diversified Portfolio
 (124,227,823 Shares;
 cost $2,012,591,007)...           --           --            --            --
State Street Research
 Aggressive Growth
 Portfolio (41,237,965
 Shares; cost
 $1,044,616,591)........           --           --            --            --
MetLife Stock Index
 Portfolio (81,120,925
 Shares;
 cost $1,863,060,135)...           --           --            --            --
Santander International
 Stock Portfolio
 (17,677,867 Shares;
 cost $230,781,888).....           --           --            --            --
Loomis Sayles High Yield
 Bond Portfolio
 (4,622,343 Shares; cost
 $47,480,459)...........           --           --            --            --
Janus Mid Cap Portfolio
 (19,530,743 Shares;
 cost $265,587,440).....  $340,420,858          --            --            --
T.Rowe Price Small Cap
 Growth Portfolio
 (13,817,278 Shares;
 cost $161,927,995).....           --  $169,814,350           --            --
Scudder Global Equity
 Portfolio (8,237,416
 Shares; cost
 $96,456,139)...........           --           --   $101,979,213           --
Harris Oakmark Large Cap
 Value Portfolio
 (388,299 Shares; cost
 $3,743,705)............           --           --            --     $3,766,498
Neuberger&Berman
 Partners Mid Cap Value
 Portfolio (301,756
 Shares; cost
 $3,135,708)............           --           --            --            --
T. Rowe Price Large Cap
 Growth Portfolio
 (409,436 Shares; cost
 $4,308,905)............           --           --            --            --
Lehman Brothers
 Aggregate Bond Index
 Portfolio (809,288
 Shares; cost
 $8,174,683)............           --           --            --            --
Morgan Stanley EAFE(R)
 Index Portfolio
 (354,734 Shares; cost
 $3,736,611)............           --           --            --            --
Russell 2000(R) Index
 Portfolio (613,868
 Shares;
 cost $6,146,811).......           --           --            --            --
                          ------------ ------------  ------------    ----------
   Total investments....   340,420,858  169,814,350   101,979,213     3,766,498
Cash....................           --             4           --            --
                          ------------ ------------  ------------    ----------
   Total assets.........   340,420,858  169,814,354   101,979,213     3,766,498
LIABILITIES.............           --           --            --            --
                          ------------ ------------  ------------    ----------
NET ASSETS..............  $340,420,858 $169,814,354  $101,979,213    $3,766,498
                          ============ ============  ============    ==========

                       See Notes to Financial Statements.

  Neuberger&       T. Rowe Price     Lehman Brothers       Morgan
Berman Partners      Large Cap          Aggregate         Stanley        Russell
 Mid Cap Value        Growth           Bond Index        EAFE Index     2000 Index
   Division          Division           Division          Division       Division
---------------    -------------     ---------------     ----------     ----------
         --                --                 --                --             --
         --                --                 --                --             --
         --                --                 --                --             --
         --                --                 --                --             --
         --                --                 --                --             --
         --                --                 --                --             --
         --                --                 --                --             --
         --                --                 --                --             --
         --                --                 --                --             --
         --                --                 --                --             --
         --                --                 --                --             --
         --                --                 --                --             --
  $3,237,844               --                 --                --             --
         --         $4,511,985                --                --             --
         --                --          $8,141,437               --             --
         --                --                 --         $3,831,132            --
         --                --                 --                --      $6,464,027
  ----------        ----------         ----------        ----------     ----------
   3,237,844         4,511,985          8,141,437         3,831,132      6,464,027
         --                --                 --                --             --
  ----------        ----------         ----------        ----------     ----------
   3,237,844         4,511,985          8,141,437         3,831,132      6,464,027
         --                --                 --                --             --
  ----------        ----------         ----------        ----------     ----------
  $3,237,844        $4,511,985         $8,141,437        $3,831,132     $6,464,027
  ==========        ==========         ==========        ==========     ==========

                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998

                                            Fidelity
                               Fidelity     Equity-      Fidelity    Fidelity
                             Money Market    Income       Growth     Overseas
                               Division     Division     Division    Division
                             ------------ ------------ ------------ -----------
ASSETS:
Investments in Fidelity
 Variable Insurance
 Products Funds At Value
 (Note 1A):
Fidelity Money Market
 Portfolio (1,863,376
 Shares; cost $1,863,376)..   $1,863,376           --           --          --
Fidelity Equity-Income
 Portfolio (5,012,213
 Shares; cost
 $101,649,666).............          --   $127,410,460          --          --
Fidelity Growth Portfolio
 (3,497,446 Shares; cost
 $105,858,708).............          --            --  $156,930,412         --
Fidelity Overseas Portfolio
 (1,156,832 Shares; cost
 $21,491,115)..............          --            --           --  $23,194,484
Fidelity Investment Grade
 Bond Portfolio (727,771
 Shares; cost $8,880,208)..          --            --           --          --
Fidelity Asset Manager
 Portfolio (3,006,739
 Shares; cost $46,546,485).          --            --           --          --
Investments in Calvert
 Variable Series, Inc. at
 Value (Note 1A):
Calvert Social Balanced
 Portfolio (21,133,273
 Shares; cost $38,151,114).          --            --           --          --
Calvert Social Mid Cap
 Growth Portfolio (228,183
 Shares; cost $6,073,395)..          --            --           --          --
                              ----------  ------------ ------------ -----------
   Total investments.......    1,863,376   127,410,460  156,930,412  23,194,484
Cash.......................          --            --           --          --
                              ----------  ------------ ------------ -----------
   Total assets............    1,863,376   127,410,460  156,930,412  23,194,484
LIABILITIES................          --            517        5,416       2,355
                              ----------  ------------ ------------ -----------
NET ASSETS.................   $1,863,376  $127,409,943 $156,924,996 $23,192,129
                              ==========  ============ ============ ===========


                       See Notes to Financial Statements.

 Fidelity                                           Calvert                      Calvert
Investment            Fidelity                      Social                    Social Mid Cap
Grade Bond          Asset Manager                  Balanced                       Growth
 Division             Division                     Division                      Division
----------          -------------                 -----------                 --------------
       --                    --                           --                           --
       --                    --                           --                           --
       --                    --                           --                           --
       --                    --                           --                           --
$9,431,917                   --                           --                           --
       --            $54,602,386                          --                           --
       --                    --                   $45,161,803                          --
       --                    --                           --                    $6,943,606
----------           -----------                  -----------                   ----------
 9,431,917            54,602,386                   45,161,803                    6,943,606
       224                   --                           --                           --
----------           -----------                  -----------                   ----------
 9,432,141            54,602,386                   45,161,803                    6,943,606
       --                  3,726                          --                           --
----------           -----------                  -----------                   ----------
$9,432,141           $54,598,660                  $45,161,803                   $6,943,606
==========           ===========                  ===========                   ==========

                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                     State Street
                          State Street State Street    Research   State Street
                            Research     Research       Money       Research
                             Growth       Income        Market    Diversified
                            Division     Division      Division     Division
                          ------------ ------------  ------------ ------------
INVESTMENT INCOME
Income:
  Dividends (Note 2)..... $232,551,878 $34,039,105     $730,632   $212,338,252
  Expenses (Note 3)......   27,935,551   4,956,881      221,681     25,203,998
                          ------------ -----------     --------   ------------
Net investment income
 (loss)..................  204,616,327  29,082,224      508,951    187,134,254
                          ------------ -----------     --------   ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
Net realized gain (loss)
 from security
 transactions............   26,298,215   1,273,744       34,837      5,466,303
Change in net unrealized
 appreciation
 (depreciation) of
 investments for the
 period..................  280,912,929    (200,044)      (5,989)   134,318,516
                          ------------ -----------     --------   ------------
Net realized and
 unrealized gain (loss)
 on investments (Note
 1B).....................  307,211,144   1,073,700       28,848    139,784,819
                          ------------ -----------     --------   ------------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS......... $511,827,471 $30,155,924     $537,799   $326,919,073
                          ============ ===========     ========   ============

                       See Notes To Financial Statements.

                               State Street
                                 Research     MetLife      Santander   Loomis Sayles
 Variable    Variable Variable  Aggressive     Stock     International  High Yield
     B          C        D        Growth       Index         Stock         Bond
 Division    Division Division   Division     Division     Division      Division
-----------  -------- -------- ------------ ------------ ------------- -------------
$ 8,525,693  $312,967  $3,215  $ 70,493,184 $118,221,173  $ 2,828,105   $ 4,005,614
    829,041       --      --     14,321,888   29,095,218    2,973,351       437,463
-----------  --------  ------  ------------ ------------  -----------   -----------
  7,696,652   312,967   3,215    56,171,296   89,125,955     (145,246)    3,568,151
-----------  --------  ------  ------------ ------------  -----------   -----------
  5,782,962   441,254     --     35,680,553   68,017,631    7,654,046      (343,705)
  6,978,552    70,584   4,467    45,940,529  398,393,213   38,302,726    (7,314,238)
-----------  --------  ------  ------------ ------------  -----------   -----------
 12,761,514   511,838   4,467    81,621,082  466,410,844   45,956,772    (7,657,943)
-----------  --------  ------  ------------ ------------  -----------   -----------
$20,458,166  $824,805  $7,682  $137,792,378 $555,536,799  $45,811,526   $(4,089,792)
===========  ========  ======  ============ ============  ===========   ===========

                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                       T. Rowe Price
                             Janus       Small Cap      Scudder    Harris Oakmark
                            Mid Cap       Growth     Global Equity Large Cap Value
                           Division      Division      Division     Division(/1/)
                          -----------  ------------- ------------- ---------------
INVESTMENT INCOME
Income:
  Dividends (Note 2)....  $ 1,623,789   $       --    $1,572,951       $ 8,638
  Expenses (Note 3).....    2,531,536     1,596,579    1,021,316         1,984
                          -----------   -----------   ----------       -------
Net investment income
 (loss).................     (907,747)   (1,596,579)     551,635         6,654
                          -----------   -----------   ----------       -------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) from security
   transactions.........    8,354,115    (1,844,850)   3,761,734          (192)
  Change in net
   unrealized
   appreciation
   (depreciation) of
   investments for the
   period...............   66,659,923     7,150,268    5,427,106        22,793
                          -----------   -----------   ----------       -------
  Net realized and
   unrealized gain
   (loss) on investments
   (Note 1B)............   75,014,038     5,305,418    9,188,840        22,601
                          -----------   -----------   ----------       -------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $74,106,291   $ 3,708,839   $9,740,475       $29,255
                          ===========   ===========   ==========       =======

(1)For the period November 9, 1998 to December 31, 1998.

                       See Notes To Financial Statements.

  Neuberger&     T. Rowe Price Lehman Brothers    Morgan                   Fidelity  Fidelity
Berman Partners    Large Cap      Aggregate       Stanley       Russell     Money     Equity-
 Mid Cap Value      Growth       Bond Index     EAFE Index    2000 Index    Market    Income
 Division(/1/)   Division(/1/)  Division(/1/)  Division(/1/) Division(/1/) Division  Division
---------------  ------------- --------------- ------------- ------------- -------- -----------
   $  3,483        $  2,348       $ 47,923        $ 2,591      $  7,732    $87,070  $ 6,959,731
      2,021           2,612          4,926          1,896         3,488     16,254    1,110,289
   --------        --------       --------        -------      --------    -------  -----------
      1,462            (264)        42,997            695         4,244     70,816    5,849,442
   --------        --------       --------        -------      --------    -------  -----------
      5,610             481          8,661          2,965           299        --     2,573,653
    102,136         203,080        (33,246)        94,521       317,216        --     3,204,174
   --------        --------       --------        -------      --------    -------  -----------
    107,746         203,561        (24,585)        97,486       317,515        --     5,777,827
   --------        --------       --------        -------      --------    -------  -----------
   $109,208        $203,297       $ 18,412        $98,181      $321,759    $70,816  $11,627,269
   ========        ========       ========        =======      ========    =======  ===========

                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                   Calvert
                                                  Fidelity   Fidelity   Calvert     Social
                           Fidelity    Fidelity  Investment   Asset      Social    Mid Cap
                            Growth     Overseas  Grade Bond  Manager    Balanced    Growth
                           Division    Division   Division   Division   Division   Division
                          ----------- ---------- ---------- ---------- ---------- ----------
INVESTMENT INCOME
Income:
  Dividends (Note 2)....  $14,813,607 $1,598,275  $354,170  $6,182,265 $3,265,563 $  813,211
  Expenses (Note 3).....    1,180,765    208,936    74,755     463,773    461,646     50,060
                          ----------- ----------  --------  ---------- ---------- ----------
Net investment income
 (loss).................   13,632,842  1,389,339   279,415   5,718,492  2,803,917    763,151
                          ----------- ----------  --------  ---------- ---------- ----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
Net realized gain (loss)
 from security
 transactions...........    3,491,143    924,598    84,679     860,649    404,517    200,832
Change in net unrealized
 appreciation
 (depreciation) of
 investments for the
 period.................   24,850,739     42,139   234,217     149,631  2,341,578    395,768
                          ----------- ----------  --------  ---------- ---------- ----------
Net realized and
 unrealized gain (loss)
 on investments
 (Note 1B)..............   28,341,882    966,737   318,896   1,010,280  2,746,095    596,600
                          ----------- ----------  --------  ---------- ---------- ----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $41,974,724 $2,356,076  $598,311  $6,728,772 $5,550,012 $1,359,751
                          =========== ==========  ========  ========== ========== ==========

                       See Notes To Financial Statements.

                           [INTENTIONALLY LEFT BLANK]

                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                      STATEMENTS OF CHANGES IN NET ASSETS

                              State Street Research         State Street Research
                                 Growth Division               Income Division
                          ------------------------------  --------------------------
                           For the Year    For the Year   For the Year  For the Year
                              Ended           Ended          Ended         Ended
                           December 31,    December 31,   December 31,  December 31,
                               1998            1997           1998          1997
                          --------------  --------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS:
From operations:
 Net investment income
  (loss)................  $  204,616,327  $  312,436,131  $ 29,082,224  $ 19,362,568
 Net realized gain
  (loss) from security
  transactions..........      26,298,215       6,497,968     1,273,744      (126,809)
 Change in net
  unrealized
  appreciation
  (depreciation) of
  investments...........     280,912,929      48,676,440      (200,044)    7,592,639
                          --------------  --------------  ------------  ------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............     511,827,471     367,610,539    30,155,924    26,828,398
                          --------------  --------------  ------------  ------------
From capital
 transactions:
 Purchases..............     271,042,284     249,917,031    64,640,719    39,798,504
 Redemptions............    (122,272,961)    (77,812,386)  (28,530,070)  (24,359,461)
                          --------------  --------------  ------------  ------------
  Total net purchase
   payments
   (redemptions)........     148,769,323     172,104,645    36,110,649    15,439,043
 Net portfolio
  transfers.............     (26,963,363)     95,147,417    33,277,896   (24,010,205)
 Net other transfers....        (508,271)       (546,518)      (77,316)     (143,664)
                          --------------  --------------  ------------  ------------
 Net increase (decrease)
  in net assets
  resulting from capital
  transactions..........     121,297,689     266,705,544    69,311,229    (8,714,826)
                          --------------  --------------  ------------  ------------
NET CHANGE IN NET
 ASSETS.................     633,125,160     634,316,083    99,467,153    18,113,572
NET ASSETS--BEGINNING OF
 PERIOD.................   1,896,873,216   1,262,557,133   349,800,237   331,686,665
                          --------------  --------------  ------------  ------------
NET ASSETS--END OF
 PERIOD.................  $2,529,998,376  $1,896,873,216  $449,267,390  $349,800,237
                          ==============  ==============  ============  ============

                       See Notes To Financial Statements.

  State Street Research         State Street Research
  Money Market Division         Diversified Division           Variable B Division
--------------------------  ------------------------------  --------------------------
For the Year  For the Year   For the Year    For the Year   For the Year  For the Year
   Ended         Ended          Ended           Ended          Ended         Ended
December 31,  December 31,   December 31,    December 31,   December 31,  December 31,
    1998          1997           1998            1997           1998          1997
------------  ------------  --------------  --------------  ------------  ------------
 $  508,951   $   570,806   $  187,134,254  $  234,482,772  $  7,696,652  $14,044,039
     34,837       (61,502)       5,466,303       1,893,876     5,782,962    3,829,803
     (5,989)      113,994      134,318,516      11,070,885     6,978,552      534,415
 ----------   -----------   --------------  --------------  ------------  -----------
    537,799       623,298      326,919,073     247,447,533    20,458,166   18,408,257
 ----------   -----------   --------------  --------------  ------------  -----------
    255,102       397,750      333,211,219     238,990,700       226,228      326,373
 (3,418,636)   (6,154,143)    (117,752,204)    (81,574,039)  (11,306,407)  (7,677,640)
 ----------   -----------   --------------  --------------  ------------  -----------
 (3,163,534)   (5,756,393)     215,459,015     157,416,661   (11,080,179)  (7,351,267)
  1,749,990     2,578,299       61,274,635      58,667,151            22        1,983
     (3,315)       (3,158)        (673,377)       (236,355)       (2,764)    (170,031)
 ----------   -----------   --------------  --------------  ------------  -----------
 (1,416,859)   (3,181,252)     276,060,273     215,847,457   (11,082,921)  (7,519,315)
 ----------   -----------   --------------  --------------  ------------  -----------
   (879,060)   (2,557,954)     602,979,346     463,294,990     9,375,245   10,888,942
 15,161,239    17,719,193    1,681,570,311   1,218,275,321    80,651,141   69,762,199
 ----------   -----------   --------------  --------------  ------------  -----------
 $
 14,282,179   $15,161,239   $2,284,549,657  $1,681,570,311  $ 90,026,386  $80,651,141
 ==========   ===========   ==============  ==============  ============  ===========

                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                      STATEMENTS OF CHANGES IN NET ASSETS

                                Variable C Division       Variable D Division
                             ------------------------- -------------------------
                             For the Year For the Year For the Year For the Year
                                Ended        Ended        Ended        Ended
                             December 31, December 31, December 31, December 31,
                                 1998         1997         1998         1997
                             ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET
 ASSETS:
From operations:
 Net investment income
  (loss)....................  $  312,967   $  611,101    $ 3,215      $ 4,904
 Net realized gain (loss)
  from security
  transactions..............     441,254      137,612        --           --
 Change in net unrealized
  appreciation
  (depreciation) of
  investments...............      70,584       36,345      4,467        1,175
                              ----------   ----------    -------      -------
 Net increase in net assets
  resulting from operations.     824,805      785,058      7,682        6,079
                              ----------   ----------    -------      -------
From capital transactions:
 Purchases..................      25,268          300        --           --
 Redemptions................    (935,863)    (319,697)       --           --
                              ----------   ----------    -------      -------
  Total net purchase
   payments (redemptions)...    (910,595)    (319,397)       --           --
 Net portfolio transfers....        (309)         --         --           --
 Net other transfers........     (11,069)         466        --           --
                              ----------   ----------    -------      -------
 Net increase (decrease) in
  net assets resulting from
  capital transactions......    (921,973)    (318,931)       --           --
                              ----------   ----------    -------      -------
NET CHANGE IN NET ASSETS....     (97,168)     466,127      7,682        6,079
NET ASSETS--BEGINNING OF
 PERIOD.....................   3,357,812    2,891,685     27,260       21,181
                              ----------   ----------    -------      -------
NET ASSETS--END OF PERIOD...  $3,260,644   $3,357,812    $34,942      $27,260
                              ==========   ==========    =======      =======

                       See Notes To Financial Statements.

    State Street Research                  MetLife                        Santander
 Aggressive Growth Division         Stock Index Division        International Stock Division
------------------------------  ------------------------------  ------------------------------
 For the Year    For the Year    For the Year    For the Year    For the Year    For the Year
    Ended           Ended           Ended           Ended           Ended           Ended
 December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
     1998            1997            1998            1997            1998            1997
--------------  --------------  --------------  --------------  --------------  --------------
$   56,171,296  $   34,085,531  $   89,125,955  $   18,962,143  $     (145,246) $   (3,164,216)
    35,680,553      15,321,830      68,017,631       8,877,389       7,654,046      (2,561,487)
    45,940,529      13,987,705     398,393,213     342,650,486      38,302,726      (1,434,374)
--------------  --------------  --------------  --------------  --------------  --------------
   137,792,378      63,395,066     555,536,799     370,490,018      45,811,526      (7,160,077)
--------------  --------------  --------------  --------------  --------------  --------------
   108,436,372     171,573,548     403,472,148     308,799,941      25,765,813      33,496,666
   (78,737,642)    (72,387,858)   (122,924,047)    (68,325,409)    (16,037,510)    (15,919,233)
--------------  --------------  --------------  --------------  --------------  --------------
    29,698,730      99,185,690     280,548,101     240,474,532       9,728,303      17,577,433
  (158,421,934)   (119,817,089)    159,663,776     212,625,487     (33,426,187)    (45,918,018)
      (363,723)         63,854        (770,595)       (335,284)        (84,341)         60,592
--------------  --------------  --------------  --------------  --------------  --------------
  (129,086,927)    (20,567,545)    439,441,282     452,764,735     (23,782,225)    (28,279,993)
--------------  --------------  --------------  --------------  --------------  --------------
     8,705,451      42,827,521     994,978,081     823,254,753      22,029,301     (35,440,070)
 1,209,051,660   1,166,224,139   1,875,080,239   1,051,825,486     227,935,733     263,375,803
--------------  --------------  --------------  --------------  --------------  --------------
$1,217,757,111  $1,209,051,660  $2,870,058,320  $1,875,080,239  $  249,965,034  $  227,935,733
==============  ==============  ==============  ==============  ==============  ==============

                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                      STATEMENTS OF CHANGES IN NET ASSETS

                            Loomis Sayles High Yield           Janus Mid Cap
                                 Bond Division                    Division
                          ----------------------------- -----------------------------
                          For the Year  For the Period  For the Year  For the Period
                             Ended       March 3, 1997     Ended       March 3, 1997
                          December 31,  to December 31, December 31,  to December 31,
                              1998           1997           1998           1997
                          ------------  --------------- ------------  ---------------
INCREASE (DECREASE) IN
 NET ASSETS:
From operations:
 Net investment income
  (loss)................  $ 3,568,151     $ 1,019,806   $   (907,747)   $     2,109
 Net realized gain
  (loss) from security
  transactions..........     (343,705)        184,410      8,354,115         57,975
 Change in net
  unrealized
  appreciation
  (depreciation) of
  investments...........   (7,314,238)     (1,384,762)    66,659,923      8,173,495
                          -----------     -----------   ------------    -----------
 Net increase (decrease)
  in net assets
  resulting from
  operations............   (4,089,792)       (180,546)    74,106,291      8,233,579
                          -----------     -----------   ------------    -----------
From capital
 transactions:
 Purchases..............   14,100,048       9,038,204    103,125,247     31,188,159
 Redemptions............   (1,956,958)       (326,516)    (7,555,010)      (611,183)
                          -----------     -----------   ------------    -----------
  Total net purchase
   payments
   (redemptions)........   12,143,090       8,711,688     95,570,237     30,576,976
 Net portfolio
  transfers.............    5,001,434      17,193,951     73,431,163     58,809,887
 Net other transfers....        4,283          (2,649)      (307,458)           183
                          -----------     -----------   ------------    -----------
 Net increase (decrease)
  in net assets
  resulting from capital
  transactions..........   17,148,807      25,902,990    168,693,942     89,387,046
                          -----------     -----------   ------------    -----------
NET CHANGE IN NET
 ASSETS.................   13,059,015      25,722,444    242,800,233     97,620,625
NET ASSETS--BEGINNING OF
 PERIOD.................   25,722,444             --      97,620,625            --
                          -----------     -----------   ------------    -----------
NET ASSETS--END OF
 PERIOD.................  $38,781,459     $25,722,444   $340,420,858    $97,620,625
                          ===========     ===========   ============    ===========

                       See Notes To Financial Statements.

                                                                               Neuberger&
                                                             Harris Oakmark  Berman Partners
       T. Rowe Price                  Scudder Global            Large Cap     Mid Cap Value
 Small Cap Growth Division           Equity Division         Value Division     Division
------------------------------ ----------------------------- --------------- ---------------
For the Year   For the Period  For the Year  For the Period  For the Period  For the Period
   Ended        March 3, 1997     Ended       March 3, 1997  Nov. 9, 1998 to Nov. 9, 1998 to
December 31,   to December 31, December 31,  to December 31,  December 31,    December 31,
    1998            1997           1998           1997            1998            1998
------------   --------------- ------------  --------------- --------------- ---------------
$ (1,596,579)    $  (353,457)  $    551,635    $   285,663     $    6,654      $    1,462
  (1,844,850)      2,457,885      3,761,734        719,374           (192)          5,610
   7,150,268         736,087      5,427,106         95,969         22,793         102,136
------------     -----------   ------------    -----------     ----------      ----------
   3,708,839       2,840,515      9,740,475      1,101,006         29,255         109,208
------------     -----------   ------------    -----------     ----------      ----------
  59,726,669      24,330,706     27,935,594     17,723,159      1,011,345         528,225
  (5,689,823)       (606,809)    (2,923,122)      (497,060)       (12,703)         (8,079)
------------     -----------   ------------    -----------     ----------      ----------
  54,036,846      23,723,897     25,012,472     17,226,099        998,642         520,146
  24,916,661      60,568,369     12,284,725     36,602,047      2,738,739       2,608,509
     (16,742)         35,969         14,374         (1,985)          (138)            (19)
------------     -----------   ------------    -----------     ----------      ----------
  78,936,765      84,328,235     37,311,571     53,826,161      3,737,243       3,128,636
------------     -----------   ------------    -----------     ----------      ----------
  82,645,604      87,168,750     47,052,046     54,927,167      3,766,498       3,237,844
  87,168,750             --      54,927,167            --             --              --
------------     -----------   ------------    -----------     ----------      ----------
$169,814,354     $87,168,750   $101,979,213    $54,927,167     $3,766,498      $3,237,844
============     ===========   ============    ===========     ==========      ==========

                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                      STATEMENTS OF CHANGES IN NET ASSETS

                           T. Rowe Price  Lehman Brothers     Morgan
                             Large Cap    Aggregate Bond   Stanley EAFE    Russell 2000
                          Growth Division Index Division  Index Division  Index Division
                          --------------- --------------- --------------- ---------------
                          For the Period  For the Period  For the Period  For the Period
                          Nov. 9, 1998 to Nov. 9, 1998 to Nov. 9, 1998 to Nov. 9, 1998 to
                           December 31,    December 31,    December 31,    December 31,
                               1998            1998            1998            1998
                          --------------- --------------- --------------- ---------------
INCREASE (DECREASE) IN
 NET ASSETS:
From operations:
 Net investment income
  (loss)................    $     (264)     $   42,997      $      695      $     4,244
 Net realized gain
  (loss) from security
  transactions..........           481           8,661           2,965              299
 Change in net
  unrealized
  appreciation
  (depreciation) of
  investments...........       203,080         (33,246)         94,521          317,216
                            ----------      ----------      ----------      -----------
 Net increase (decrease)
  in net assets
  resulting from
  operations............       203,297          18,412          98,181          321,759
                            ----------      ----------      ----------      -----------
From capital
 transactions:
 Purchases..............     1,011,671       2,383,753         939,109        1,458,407
 Redemptions............       (15,197)        (16,786)         (4,888)         (10,084)
                            ----------      ----------      ----------      -----------
  Total net purchase
   payments
   (redemptions)........       996,474       2,366,967         934,221        1,448,323
 Net portfolio
  transfers.............     3,312,056       5,756,044       2,798,711        4,694,140
 Net other transfers....           158              14              19             (195)
                            ----------      ----------      ----------      -----------
 Net increase (decrease)
  in net assets
  resulting from capital
  transactions..........     4,308,688       8,123,025       3,732,951        6,142,268
                            ----------      ----------      ----------      -----------
NET CHANGE IN NET
 ASSETS.................     4,511,985       8,141,437       3,831,132        6,464,027
NET ASSETS--BEGINNING OF
 PERIOD.................           --              --              --               --
                            ----------      ----------      ----------      -----------
NET ASSETS--END OF
 PERIOD.................    $4,511,985      $8,141,437      $3,831,132      $ 6,464,027
                            ==========      ==========      ==========      ===========

                       See Notes To Financial Statements.

                                          Fidelity Equity-
 Fidelity Money Market Division            Income Division        Fidelity Growth Division
 -----------------------------------  --------------------------  --------------------------
  For the Year       For the Year     For the Year  For the Year  For the Year  For the Year
      Ended              Ended           Ended         Ended         Ended         Ended
  December 31,       December 31,     December 31,  December 31,  December 31,  December 31,
      1998               1997             1998          1997          1998          1997
  ------------      ---------------   ------------  ------------  ------------  ------------
 $        70,816    $        51,686   $  5,849,442  $  5,880,062  $ 13,632,842  $  1,847,830
             --                 --       2,573,653       902,758     3,491,143       944,696
             --                 --       3,204,174    12,283,740    24,850,739    14,542,481
 ---------------    ---------------   ------------  ------------  ------------  ------------
          70,816             51,686     11,627,269    19,066,560    41,974,724    17,335,007
 ---------------    ---------------   ------------  ------------  ------------  ------------
       1,265,510          1,709,406     24,530,054    25,190,127    23,670,952    24,392,152
      (1,516,869)          (625,611)    (9,385,105)   (3,436,986)  (11,519,342)   (4,446,973)
 ---------------    ---------------   ------------  ------------  ------------  ------------
        (251,359)         1,083,795     15,144,949    21,753,141    12,151,610    19,945,179
       1,078,004         (1,377,016)    (5,053,322)    3,353,825    (3,683,855)     (655,169)
            (571)              (157)       (64,670)     (136,781)     (105,446)     (196,055)
 ---------------    ---------------   ------------  ------------  ------------  ------------
         826,074           (293,378)    10,026,957    24,970,185     8,362,309    19,093,955
 ---------------    ---------------   ------------  ------------  ------------  ------------
         896,890           (241,692)    21,654,226    44,036,745    50,337,033    36,428,962
         966,486          1,208,178    105,755,717    61,718,972   106,587,963    70,159,001
 ---------------    ---------------   ------------  ------------  ------------  ------------
 $     1,863,376    $       966,486   $127,409,943  $105,755,717  $156,924,996  $106,587,963
 ===============    ===============   ============  ============  ============  ============

                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                           Fidelity Investment
                        Fidelity Overseas Division         Grade Bond Division
                        -----------------------------   -------------------------
                        For the Year    For the Year    For the Year For the Year
                            Ended           Ended          Ended        Ended
                        December 31,    December 31,    December 31, December 31,
                            1998            1997            1998         1997
                        -------------   -------------   ------------ ------------
INCREASE (DECREASE) IN
 NET ASSETS:
From operations:
 Net investment income
  (loss)............... $   1,389,339   $   1,002,185    $  279,415   $  227,522
 Net realized gain
  (loss) from security
  transactions.........       924,598         216,812        84,679        3,852
 Change in net
  unrealized
  appreciation
  (depreciation) of
  investments..........        42,139         257,625       234,217      189,479
                        -------------   -------------    ----------   ----------
 Net increase
  (decrease) in net
  assets resulting from
  operations...........     2,356,076       1,476,622       598,311      420,853
                        -------------   -------------    ----------   ----------
From capital
 transactions:
 Purchases.............     5,122,845       5,937,652     2,187,773    1,709,517
 Redemptions...........    (1,927,541)       (998,231)     (810,073)    (322,055)
                        -------------   -------------    ----------   ----------
  Total net purchase
   payments
   (redemptions).......     3,195,304       4,939,421     1,377,700    1,387,462
 Net portfolio
  transfers............    (3,286,287)      1,713,260     1,086,486      146,741
 Net other transfers...        (8,379)        (55,988)       (7,460)      (6,024)
                        -------------   -------------    ----------   ----------
 Net increase
  (decrease) in net
  assets resulting from
  capital transactions.       (99,362)      6,596,693     2,456,726    1,528,179
                        -------------   -------------    ----------   ----------
NET CHANGE IN NET
 ASSETS................     2,256,714       8,073,315     3,055,037    1,949,032
NET ASSETS--BEGINNING
 OF PERIOD.............    20,935,415      12,862,100     6,377,104    4,428,072
                        -------------   -------------    ----------   ----------
NET ASSETS--END OF
 PERIOD................ $  23,192,129   $  20,935,415    $9,432,141   $6,377,104
                        =============   =============    ==========   ==========

                       See Notes To Financial Statements.

         Fidelity                  Calvert Social              Calvert Social
  Asset Manager Division          Balanced Division       Mid Cap  Growth Division
 ---------------------------- --------------------------  -------------------------
 For the Year   For the Year  For the Year  For the Year  For the Year For the Year
    Ended          Ended         Ended         Ended         Ended        Ended
 December 31,   December 31,  December 31,  December 31,  December 31, December 31,
     1998           1997          1998          1997          1998         1997
 ------------   ------------  ------------  ------------  ------------ ------------
 $ 5,718,492    $ 4,056,664   $ 2,803,917   $ 2,035,676    $  763,151   $  400,329
     860,649        347,820       404,517       151,820       200,832      100,397
     149,631      3,041,696     2,341,578     2,646,711       395,768      209,797
 -----------    -----------   -----------   -----------    ----------   ----------
   6,728,772      7,446,180     5,550,012     4,834,207     1,359,751      710,523
 -----------    -----------   -----------   -----------    ----------   ----------
   8,448,368      8,743,739     7,171,631     6,187,385     1,423,352    1,282,313
  (3,988,838)    (2,253,580)   (1,653,370)     (788,932)     (451,262)    (249,576)
 -----------    -----------   -----------   -----------    ----------   ----------
   4,459,530      6,490,159     5,518,261     5,398,453       972,090    1,032,737
  (2,379,056)    (1,142,965)       80,963       153,472       485,270     (416,766)
  (2,755,577)      (216,127)     (149,713)      (38,181)      (61,198)      (7,471)
 -----------    -----------   -----------   -----------    ----------   ----------
    (675,103)     5,131,067     5,449,511     5,513,744     1,396,162      608,500
 -----------    -----------   -----------   -----------    ----------   ----------
   6,053,669     12,577,247    10,999,523    10,347,951     2,755,913    1,319,023
  48,544,991     35,967,744    34,162,280    23,814,329     4,187,693    2,868,670
 -----------    -----------   -----------   -----------    ----------   ----------
 $54,598,660    $48,544,991   $45,161,803   $34,162,280    $6,943,606   $4,187,693
 ===========    ===========   ===========   ===========    ==========   ==========

                     METROPOLITAN LIFE SEPARATE ACCOUNT E

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1998

Metropolitan Life Separate Account E (the "Separate Account") is a multi-division unit investment trust registered under the Investment Company Act of 1940. Seventeen investment divisions correspond to the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, Santander International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Neuberger&Berman Partners Mid Cap, T. Rowe Price Large Cap Growth, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, and Russell 2000 Index Portfolios of the Metropolitan Series Fund, Inc. (the "Fund"). The assets in the Variable B, Variable C, and Variable D Divisions are restricted to investing in the Growth Portfolio of the Fund. The Fidelity Money Market, Fidelity Equity-Income, Fidelity Growth, Fidelity Overseas, Fidelity Investment Grade Bond, and Fidelity Asset Manager Divisions correspond to the Fidelity Money Market, Fidelity Equity-Income, Fidelity Growth, Fidelity Overseas, Fidelity Investment Grade Bond, and Fidelity Asset Manager Portfolios of Fidelity's Variable Insurance Products Fund and Fidelity's Variable Insurance Products Fund II ("Fidelity"). The Calvert Social Balanced Division and Calvert Social Mid Cap Growth Division correspond to the Calvert Social Balanced Portfolio and Calvert Social Mid Cap Growth Portfolio, respectively, of the Calvert Variable Series, Inc. ("Calvert"). Each portfolio has specific objectives relative to growth of capital and income.

The Separate Account was formed by Metropolitan Life Insurance Company ("Metropolitan Life") on September 27, 1983, and registered as a unit investment trust on April 6, 1984. The assets of the Separate Account are the property of Metropolitan Life.

A summary of significant accounting policies, all of which are in accordance with generally accepted accounting principals, is set forth below:

1. SIGNIFICANT ACCOUNTING POLICIES

A. Valuation of Investments

  Investments in shares of the Fund are valued at the reported net asset values of the respective portfolios. The method used to value the Fund's investments at December 31, 1998 are described in the Fund's 1998 Annual Report.

  Investments in shares of Fidelity are valued at the reported net asset values of the respective portfolios. The methods used to value Fidelity's investments at December 31, 1998 are described in Fidelity's 1998 Annual Report.

  Investments in shares of Calvert are valued at the reported net asset value of the Calvert Social Balanced Portfolio and Calvert Social Mid Cap Growth Portfolio. The methods used to value Calvert's investments at December 31, 1998 are described in Calvert's 1998 Annual Report.

B. Security Transactions

  Purchases and sales are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

C. Federal Income Taxes

  In the opinion of counsel of Metropolitan Life, the Separate Account will be treated as a part of Metropolitan Life and its operations, and the Separate Account will not be taxed separately as a "regulated investment company" under existing law. Metropolitan Life is taxed as a life insurance company. The contracts permit Metropolitan Life to charge against the Separate Account any taxes, attributable to the maintenance or operation of the Separate Account. Metropolitan Life does not anticipate, under existing law, that any federal income taxes will be charged against the Separate Account in determining the value of amounts under a contract.

D. Purchase Payments

  Purchase payments received by Metropolitan Life are credited as Accumulation Units as of the end of the valuation period in which received, as provided in the prospectus.

                     METROPOLITAN LIFE SEPARATE ACCOUNT E

                               DECEMBER 31, 1998


E. Accumulation Units

  As of December 31, 1998, there were 365,726,292 Accumulation Units outstanding, which consisted of 67,846,362 Accumulation Units in the State Street Research Growth Division, 21,746,604 Accumulation Units in the State Street Research Income Division, 789,036 Accumulation Units in the State Street Research Money Market Division, 80,677,388 Accumulation Units in the State Street Research Diversified Division, 41,476,716 Accumulation Units in the State Street Research Aggressive Growth Division, 76,083,334 Accumulation Units in the MetLife Stock Index Division, 15,405,742 Accumulation Units in the Santander International Stock Division, 3,990,831 Accumulation Units in the Loomis Sayles High Yield Bond Division, 19,247,722 Accumulation Units in the Janus Mid Cap Division, 13,772,403 Accumulation Units in the T. Rowe Price Small Cap Growth Division, 8,046,645 Accumulation Units in the Scudder Global Equity Division, 376,751 Accumulation Units in the Harris Oakmark Large Cap Value Division, 291,806 Accumulation Units in the Neuberger&Berman Partners Mid Cap Division, 396,403 Accumulation Units in the T. Rowe Price Large Cap Growth Division, 773,140 Accumulation Units in the Lehman Brothers Aggregate Bond Index Division, 328,147 Accumulation Units in the Morgan Stanley EAFE Index Division, 582,684 Accumulation Units in the Russell 2000 Index Division, 166,575 Accumulation Units in the Fidelity Money Market Division, 3,748,774 Accumulation Units in the Fidelity Equity-Income Division, 3,887,397 Accumulation Units in the Fidelity Growth Division, 1,163,136 Accumulation Units in the Fidelity Overseas Division, 559,943 Accumulation Units in the Fidelity Investment Grade Bond Division, 2,296,553 Accumulation Units in the Fidelity Asset Manager Division, 1,809,577 Accumulation Units in the Calvert Social Balanced Division and 262,623 Accumulation Units in the Calvert Social Mid Cap Growth Division. In addition to the above mentioned Accumulation Units, there were cash reserves of $3,344,048 and $34,942 applicable to contracts receiving annuity payout under the Variable Account B Division and Variable Account D Division, respectively, and $19,151,205 in cash reserves for Preference Plus (PPA) Immediate Annuities.

2. DIVIDENDS

  On May 5, 1998, and December 16, 1998, the Fund declared dividends for all shareholders of record on May 7, 1998, and December 23, 1998. The amount of dividends received by the Separate Account from the Fund was $687,319,273. The dividends were paid to MetLife on May 8, 1998, and December 24, 1998 and were immediately reinvested in additional shares of the portfolio in which each of the investment divisions invest. As a result of these reinvestments, number of shares of the Fund held by each of the nineteen investment divisions increased by the following: State Street Research Growth Division 6,352,586 Shares, State Street Research Income Division 2,686,983 Shares, State Street Research Money Market Division 70,679 Shares, State Street Research Diversified Division 11,639,768 Shares, Variable B Division 233,006 Shares, Variable C Division 8,556 Shares, Variable D Division 88 Shares, State Street Research Aggressive Growth Division 2,489,225 Shares, MetLife Stock Index Division 3,349,242 Shares, Santander International Stock Division 202,065 Shares, Loomis Sayles High Yield Bond Division 480,652 Shares, Janus Mid Cap Division 100,049 Shares, Scudder Global Equity Division 128,680 Shares, Harris Oakmark Large Cap Value Division 905 Shares, Neuberger&Berman Partners Mid Cap Value Division 330 Shares, T. Rowe Price Large Cap Value Division 216 Shares, Lehman Brothers Aggregate Bond Index Division 4,802 Shares, Morgan Stanley EAFE Index Division 242 Shares, and Russell 2000 Index Division 766 Shares.

  On the last working day of each month, Fidelity paid Metropolitan Life dividends for the Fidelity Money Market Division. For 1998 the dividends aggregated to $87,070. They were immediately reinvested and increased the number of shares owned by the Fidelity Money Market Division by 87,070 shares.

  On February 6, 1998, Fidelity paid Metropolitan Life a dividend of $29,908,048 for the Fidelity Growth, Fidelity Overseas, Fidelity Investment Grade Bond and Fidelity Asset Manager, and Fidelity Equity-Income Divisions. The dividends were immediately reinvested and increased the number of shares owned as follows: Fidelity Growth Division 440,226 shares, Fidelity Overseas Division 84,924 shares, Fidelity Investment Grade Bond Division 29,441 shares, Fidelity Asset Manager Division 382,329 shares, and Fidelity Equity-Income Division 297,297 shares.

  On December 30, 1998, Calvert paid Metropolitan Life dividends of $4,078,774 for the Calvert Social Balanced Division and for the Calvert Social Mid Cap Growth Division, which were immediately reinvested, increasing the

                     METROPOLITAN LIFE SEPARATE ACCOUNT E

                               DECEMBER 31, 1998

number of shares owned by the Calvert Social Balanced Division and the Calvert Social Mid Cap Growth Division by 1,536,013 and 27,344 shares, respectively.

3. EXPENSES

  Metropolitan Life applies a daily charge against the Separate Account for general administrative expenses, and for the mortality and expense risk assumed by Metropolitan Life. This charge is equivalent to an effective annual rate of 1.5% of the average daily values of the assets in the Separate Account for VestMet contracts and 1.25% for Preference Plus contracts. Of this charge, Metropolitan Life estimates .75% is for general administrative expenses for VestMet contracts and .50% is for Preference Plus contracts and .75% is for the mortality and expense risk on both contracts. However, for the enhanced and Financial Freedom Account contracts, the charge is equivalent to an effective annual rate of .95% of the average daily value of the assets for these contracts. Of this charge, Metropolitan Life estimates .20% is for general administrative expenses and .75% is for mortality and expense risk. The Variable B, C, and D contracts are charged for administrative expenses and mortality and expense risk according to the rates under their respective contracts.

4. NEW DIVISIONS

  On March 3, 1997, four divisions were added to the Separate Account: Loomis Sayles High Yield Bond Division, Janus Mid Cap Division, T. Rowe Price Small Cap Growth Division, and Scudder Global Equity Division.

  On November 9, 1998, six divisions were added to the Separate Account:
Harris Oakmark Large Cap Value Division, Neuberger&Berman Partners Mid Cap Value Division, T. Rowe Price Large Cap Growth Division, Lehman Brothers Aggregate Bond Index Division, Morgan Stanley EAFE Index Division, and Russell 2000 Index Division.

5. PORTFOLIO NAME CHANGES

  Effective January 1, 1998, the Acacia Capital Corporation was changed to the Calvert Variable Series, Inc. Concurrently, the Calvert Responsibly Invested Balanced Portfolio and the Calvert Responsibly Invested Capital Accumulation Portfolio names were changed to the Calvert Social Balanced Portfolio and the Calvert Social Mid Cap Growth Portfolio, respectively.

  Effective November 9, 1998, the name of the State Street Research International Stock Portfolio was changed to the Santander International Stock Portfolio.

                      Metropolitan Life Insurance Company

                       Consolidated Financial Statements
                  as of December 31, 1998 and 1997 and for the
                  Years Ended December 31, 1998, 1997 and 1996
                                      and
                          Independent Auditors' Report

                         Independent Auditors' Report

The Board of Directors and Policyholders of
Metropolitan Life Insurance Company:

  We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 1998 and 1997, and the related consolidated statements of income, equity and cash flows for each of the three years in the period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of Metropolitan Life Insurance Company and subsidiaries at December 31, 1998 and 1997, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles.

  As discussed in Note 1 to the consolidated financial statements, in 1997 the Company changed the method of accounting for investment income on certain structured securities.

DELOITTE & TOUCHE LLP

New York, New York
February 4, 1999

                      Metropolitan Life Insurance Company

                       CONSOLIDATED STATEMENTS OF INCOME

              For the Years Ended December 31, 1998, 1997 and 1996
                                 (In millions)

                                                          1998    1997    1996
                                                         ------- ------- -------
REVENUES
Premiums...............................................  $11,503 $11,278 $11,345
Universal life and investment-type product policy fees.    1,360   1,418   1,243
Net investment income..................................   10,228   9,491   8,978
Other revenues.........................................    1,965   1,491   1,246
Net realized investment gains..........................    2,021     787     231
                                                         ------- ------- -------
                                                          27,077  24,465  23,043
                                                         ------- ------- -------
EXPENSES
Policyholder benefits and claims.......................   12,488  12,234  12,286
Interest credited to policyholder account balances.....    2,731   2,884   2,868
Policyholder dividends.................................    1,653   1,742   1,728
Other expenses.........................................    8,118   5,934   4,755
                                                         ------- ------- -------
                                                          24,990  22,794  21,637
                                                         ------- ------- -------
Income before provision for income taxes, discontinued
 operations and extraordinary item.....................    2,087   1,671   1,406
Provision for income taxes.............................      740     468     482
                                                         ------- ------- -------
Income before discontinued operations and extraordinary
 item..................................................    1,347   1,203     924
Loss from discontinued operations......................      --      --       71
                                                         ------- ------- -------
Income before extraordinary item.......................    1,347   1,203     853
Extraordinary item--demutualization expense............        4     --       --
                                                         ------- ------- -------
Net income.............................................  $ 1,343 $ 1,203 $   853
                                                         ======= ======= =======

          See accompanying notes to consolidated financial statements.

                      Metropolitan Life Insurance Company

                          CONSOLIDATED BALANCE SHEETS

                    December 31, 1998 and 1997 (In millions)

                                                                1998     1997
                                                              -------- --------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value......... $100,767 $ 92,630
  Equity securities, at fair value...........................    2,340    4,250
  Mortgage loans on real estate..............................   16,827   20,193
  Real estate and real estate joint ventures.................    6,287    7,080
  Policy loans...............................................    5,600    5,846
  Other limited partnership interests........................      964      855
  Short-term investments.....................................    1,369      679
  Other invested assets......................................    1,567    4,456
                                                              -------- --------
                                                               135,721  135,989
Cash and cash equivalents....................................    3,301    2,911
Accrued investment income....................................    1,994    1,860
Premiums and other receivables...............................    5,972    3,319
Deferred policy acquisition costs............................    6,560    6,436
Other........................................................    3,448    3,641
Separate account assets......................................   58,350   48,620
                                                              -------- --------
                                                              $215,346 $202,776
                                                              ======== ========
LIABILITIES AND EQUITY
Liabilities:
Future policy benefits....................................... $ 72,701 $ 73,848
Policyholder account balances................................   46,494   48,543
Other policyholder funds.....................................    4,061    3,998
Policyholder dividends payable...............................      947      969
Short-term debt..............................................    3,585    4,587
Long-term debt...............................................    2,903    2,884
Income taxes payable, current and deferred...................      948      952
Other........................................................   10,772    4,650
Separate account liabilities.................................   58,068   48,338
                                                              -------- --------
                                                               200,479  188,769
                                                              -------- --------
Commitments and contingencies (Note 9)

Equity:
Retained earnings............................................   13,483   12,140
Accumulated other comprehensive income.......................    1,384    1,867
                                                              -------- --------
                                                                14,867   14,007
                                                              -------- --------
                                                              $215,346 $202,776
                                                              ======== ========

          See accompanying notes to consolidated financial statements.

                      Metropolitan Life Insurance Company

              For the Years Ended December 31, 1998, 1997 and 1996
                                 (In millions)

                                                         Accumulated Other Comprehensive Income
                                                         ----------------------------------------------
                                                             Net             Foreign         Minimum
                                                          Unrealized        Currency         Pension
                                  Comprehensive Retained  Investment       Translation      Liability
                          Total      Income     Earnings    Gains          Adjustment       Adjustment
                         -------  ------------- -------- -------------    -------------    ------------
Balance at January 1,
 1996................... $11,754                $10,084    $       1,646     $         24    $        --
Comprehensive income:
 Net income.............     853     $  853         853
                                     ------
 Other comprehensive
  loss:
   Unrealized investment
    losses, net of
    related offsets,
    reclassification
    adjustments and
    income taxes........               (618)                       (618)
   Foreign currency
    translation
    adjustments.........                 (6)                                           (6)
                                     ------
 Other comprehensive
  loss..................    (624)      (624)
                                     ------
   Comprehensive income.             $  229
                         -------     ======     -------    -------------     ------------    ------------
Balance at December 31,
 1996...................  11,983                 10,937            1,028               18             --
Comprehensive income:
 Net income.............   1,203     $1,203       1,203
                                     ------
 Other comprehensive
  income:
   Unrealized investment
    gains, net of
    related offsets,
    reclassification
    adjustments and
    income taxes........                870                          870
   Foreign currency
    translation
    adjustments.........                (49)                                          (49)
                                     ------
 Other comprehensive
  income................     821        821
                                     ------
   Comprehensive income.             $2,024
                         -------     ======     -------    -------------     ------------    ------------
Balance at December 31,
 1997...................  14,007                 12,140            1,898              (31)            --
Comprehensive income:
 Net income.............   1,343     $1,343       1,343
 Other comprehensive
  loss:
   Unrealized investment
    losses, net of
    related offsets,
    reclassification
    adjustments and
    income taxes........               (358)                        (358)
   Foreign currency
    translation
    adjustments.........               (113)                                         (113)
   Minimum pension
    liability
    adjustment..........                (12)                                                          (12)
                                     ------
 Other comprehensive
  loss..................    (483)      (483)
                         -------
                                     ------
   Comprehensive income.             $  860
                         -------                -------    -------------     ------------    ------------
                                     ======
Balance at December 31,
 1998................... $14,867                $13,483    $       1,540     $       (144)   $        (12)
                         =======                =======    =============     ============    ============

          See accompanying notes to consolidated financial statements.

                      Metropolitan Life Insurance Company

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

              For the Years Ended December 31, 1998, 1997 and 1996
                                 (In millions)

                                                    1998      1997      1996
                                                  --------  --------  --------
Cash flows from operating activities
Net income....................................... $  1,343  $  1,203  $    853
  Adjustments to reconcile net income to net cash
   provided by operating activities:
    Depreciation and amortization expenses.......       56       (36)      (18)
    Gains from sales of investments and
     businesses, net.............................   (2,629)   (1,018)     (428)
    Change in undistributed income of real estate
     joint ventures and other limited partnership
     interests...................................      (91)      157       (45)
    Interest credited to policyholder account
     balances....................................    2,731     2,884     2,868
    Universal life and investment-type product
     policy fees.................................   (1,360)   (1,418)   (1,243)
    Change in accrued investment income..........     (181)     (215)      350
    Change in premiums and other receivables.....   (2,681)     (792)     (125)
    Change in deferred policy acquisition costs,
     net.........................................     (188)     (159)     (391)
    Change in insurance related liabilities......    1,493     2,364     2,349
    Change in income taxes payable...............      211       (99)     (134)
    Change in other liabilities..................    2,390      (206)      902
    Other, net...................................     (253)      207    (1,250)
                                                  --------  --------  --------
Net cash provided by operating activities........      841     2,872     3,688
                                                  --------  --------  --------
Cash flows from investing activities
  Sales, maturities and repayments of:
    Fixed maturities.............................   57,857    75,346    76,117
    Equity securities............................    3,085     1,821     2,069
    Mortgage loans on real estate................    2,296     2,784     2,380
    Real estate and real estate joint ventures...    1,122     2,046     2,358
    Other limited partnership interests..........      146       166       178
  Purchases of:
    Fixed maturities.............................  (67,543)  (76,603)  (76,225)
    Equity securities............................     (854)   (2,121)   (2,742)
    Mortgage loans on real estate................   (2,610)   (4,119)   (4,225)
    Real estate and real estate joint ventures...     (423)     (624)     (989)
    Other limited partnership interests..........     (723)     (338)     (307)
  Net change in short-term investments...........     (761)       63     1,028
  Net change in policy loans.....................      133        17      (128)
  Proceeds from sales of businesses..............    7,372       274        --
  Net change in investment collateral............    3,769        --        --
  Other, net.....................................     (183)     (378)     (438)
                                                  --------  --------  --------
Net cash provided by (used in) investing
 activities......................................    2,683    (1,666)     (924)
                                                  --------  --------  --------
Cash flows from financing activities
  Policyholder account balances:
    Deposits..................................... $ 19,361  $ 16,061  $ 17,167
    Withdrawals..................................  (21,706)  (18,831)  (19,321)
  Short-term debt, net...........................   (1,001)    1,265        69
  Long-term debt issued..........................      693       989        --
  Long-term debt repaid..........................     (481)     (104)     (284)
                                                  --------  --------  --------
Net cash used in financing activities............   (3,134)     (620)   (2,369)
                                                  --------  --------  --------
Change in cash and cash equivalents..............      390       586       395
Cash and cash equivalents, beginning of year.....    2,911     2,325     1,930
                                                  --------  --------  --------
Cash and cash equivalents, end of year........... $  3,301  $  2,911  $  2,325
                                                  ========  ========  ========
Supplemental disclosures of cash flow
 information:
  Interest....................................... $    367  $    422  $    310
                                                  ========  ========  ========
  Income taxes................................... $    579  $    589  $    497
                                                  ========  ========  ========

Cash paid during the year for:

          See accompanying notes to consolidated financial statements.

                      Metropolitan Life Insurance Company

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (Dollar amounts are in millions unless otherwise stated)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Business

  Metropolitan Life Insurance Company ("MetLife") and its subsidiaries (the "Company") is a leading provider of insurance and financial services to a broad section of institutional and individual customers. The Company offers life insurance, annuities and mutual funds to individuals and group insurance and retirement and savings products and services to corporations and other institutions.

 Basis of Presentation

  The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The New York State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determination.

  The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining deferred policy acquisition costs, investment allowances and the liability for future policyholder benefits. Actual results could differ from those estimates.

  During 1997, management changed to the retrospective interest method of accounting for investment income on structured notes in accordance with authoritative guidance issued in late 1996. As a result, net investment income increased by $175. The cumulative effect of this accounting change on prior years' income was not material.

 Principles of Consolidation

  The accompanying consolidated financial statements include the accounts of MetLife and its subsidiaries, partnerships and joint ventures in which MetLife has a controlling interest. All material intercompany accounts and transactions have been eliminated.

  The Company accounts for its investments in real estate joint ventures and other limited partnership interests in which it does not have a controlling interest, but more than a minimal interest, under the equity method of accounting.

  Minority interest relating to consolidated entities included in other liabilities was $274 and $277 at December 31, 1998 and 1997, respectively.

  Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 1998 presentation.

 Investments

  The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as realized losses on investments. Realized gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

  Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. Interest income earned on impaired loans is accrued on the net carrying value amount of the loan based on the loan's effective interest rate.

  Real estate, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 40 years). Cost is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in realized losses on investments. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or estimated fair value, net of disposition costs.

  Policy loans are stated at unpaid principal balances.

  Short-term investments are stated at amortized cost, which approximates fair value.

 Derivative Instruments

  The Company uses derivative instruments to manage market risk through one of four principal risk management strategies: the hedging of invested assets, liabilities, portfolios of assets or liabilities and anticipated transactions. The Company's derivative strategy employs a variety of instruments including financial futures, financial forwards, interest rate and foreign currency swaps, floors, foreign exchange contracts, caps and options.

  The Company's derivative program is monitored by senior management. The Company's risk of loss is typically limited to the fair value of its derivative instruments and not to the notional or contractual amounts of these derivatives. Risk arises from changes in the fair value of the underlying instruments and, with respect to over-the-counter transactions, from the possible inability of counterparties to meet the terms of the contracts. The Company has strict policies regarding the financial stability and credit standing of its major counterparties.

  The Company's derivative instruments are designated as hedges and are highly correlated to the underlying risk at contract inception. The Company monitors the effectiveness of its hedges throughout the contract term using an offset ratio of 80 to 125 percent as its minimum acceptable threshold for hedge effectiveness. Derivative instruments that lose their effectiveness are marked to market through net investment income.

  Gains or losses on financial futures contracts entered into in anticipation of investment transactions are deferred and, at the time of the ultimate investment purchase or disposition, recorded as an adjustment to the basis of the purchased assets or to the proceeds on disposition. Gains or losses on financial futures used in asset risk management are deferred and amortized into net investment income over the remaining term of the investment. Gains or losses on financial futures used in portfolio risk management are deferred and amortized into net investment income or policyholder benefits over the remaining life of the hedged sector of the underlying portfolio.

  Financial forward contracts that are entered into to purchase securities are marked to fair value through other comprehensive income, similar to the accounting for the investment security. Such contracts are accounted for at settlement by recording the purchase of the specified securities at fair value. Gains or losses resulting from the termination of forward contracts are recognized immediately as a component of net investment income.

  Interest rate and certain foreign currency swaps involve the periodic exchange of payments without the exchange of underlying principal or notional amounts. Net receipts or payments are accrued and recognized over the term of the swap agreement as an adjustment to net investment income or other expense. Gains or losses resulting from swap terminations are amortized over the remaining term of the underlying asset or liability. Gains and losses on swaps and certain foreign forward exchange contracts entered into in anticipation of investment transactions are deferred and, at the time of the ultimate investment purchase or disposition, reflected as an adjustment to the basis of the purchased assets or to the proceeds of disposition. In the event the asset or liability underlying a swap is disposed of, the swap position is closed immediately and any gain or loss is recorded as an adjustment to the proceeds from disposition.

  The Company periodically enters into collars, which consist of purchased put and written call options, to lock in unrealized gains on equity securities. Collars are marked to market through other comprehensive income, similar to the accounting for the underlying equity securities. Purchased interest rate caps and floors are used to offset the risk of interest rate changes related to insurance liabilities. Premiums paid on floors, caps and options are split into two components, time value and intrinsic value. Time value is amortized over the life of the applicable derivative instrument. The intrinsic value and any gains or losses relating to these derivative instruments adjust the basis of the underlying asset or liability and are recognized as a component of net investment income over the term of the underlying asset or liability being hedged as an adjustment to the yield.

 Cash and Cash Equivalents

  The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

 Property, Equipment and Leasehold Improvements

  Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. Estimated lives range from 20 to 40 years for real estate and 5 to 15 years for all other property and equipment. Accumulated depreciation on property and equipment and accumulated amortization of leasehold improvements was $1,048 at both December 31, 1998 and 1997. Related depreciation and amortization expense was $95, $103 and $78 for the years ended December 31, 1998, 1997 and 1996, respectively.

 Deferred Policy Acquisition Costs

  The costs of acquiring new insurance business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

  Deferred policy acquisition costs for non-participating traditional life, non-medical health and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

  Deferred policy acquisition costs for property and liability insurance contracts, which are primarily comprised of commissions and certain underwriting expenses, are deferred and amortized on a pro rata basis over the applicable contract term or reinsurance treaty.

 Other Intangible Assets

  The excess of cost over the fair value of net assets acquired ("goodwill") and the value of business acquired are included in other assets. Goodwill is amortized on a straight-line basis over a period ranging from 10 to 30 years. The Company continually reviews goodwill to assess recoverability from future operations using undiscounted cash flows.

Impairments are recognized in operating results if a permanent diminution in value is deemed to have occurred. The value of business acquired is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

                                 Value of Business Acquired       Goodwill
                                 --------------------------    ----------------
Years Ended December 31            1998      1997      1996    1998  1997  1996
-----------------------          --------  --------  --------  ----  ----  ----
Net Balance at January 1........ $    498  $    358  $    381  $884  $544  $377
Acquisitions....................       32       176         7    80   387   197
Amortization....................      (55)      (36)      (30)  (59)  (47)  (30)
                                 --------  --------  --------  ----  ----  ----
Net Balance at December 31...... $    475  $    498  $    358  $905  $884  $544
                                 ========  ========  ========  ====  ====  ====
December 31                        1998      1997              1998  1997
-----------                      --------  --------            ----  ----
Accumulated Amortization........ $    142  $     87            $207  $148
                                 ========  ========            ====  ====

 Future Policy Benefits and Policyholder Account Balances

  Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (a) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 2% to 7%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (b) the liability for terminal dividends, and (c) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

  Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 5% to 8%. Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 4% to 7%. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 4% to 8%.

  Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 3% to 17%, less expenses, mortality charges and withdrawals.

  The liability for unpaid claims and claim expenses for property and casualty insurance represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are reflected in operations in the year such refinements are made.

 Recognition of Insurance Revenue and Related Benefits

  Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

  Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

  Premiums related to universal life and investment-type contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

  Premiums related to property and casualty contracts are recognized as revenue on a pro rata basis over the applicable contract term. Unearned premiums are included in other liabilities.

 Dividends to Policyholders

  Dividends to policyholders are determined annually by the Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

 Participating Business

  Participating business represented approximately 21% and 22% of the Company's life insurance in-force, and 81% and 87% of the number of life insurance policies in-force, at December 31, 1998 and 1997, respectively. Participating policies represented approximately 39% and 40%, 41% and 41%, and 40% and 44% of gross and net life insurance premiums for the years ended December 31, 1998, 1997 and 1996, respectively.

 Income Taxes

  MetLife and its includable life insurance and non-life insurance subsidiaries file a consolidated U.S. Federal income tax return in accordance with the provisions of the Internal Revenue Code, as amended ("the Code"). Under the Code, the amount of Federal income tax expense incurred by mutual life insurance companies includes an equity tax calculated based upon a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets and liabilities.

 Reinsurance

  The Company has reinsured certain of its life insurance and property and casualty insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits.

 Separate Accounts

  Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the investments of the separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's consolidated statements of income and cash flows. Mortality, policy administration and surrender charges to all separate accounts are included in revenues.

 Foreign Currency Translation

  Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are generally the functional currencies. Translation adjustments are charged or credited directly to other comprehensive income. Gains and losses from foreign currency transactions are reported in other expenses and were insignificant for all years presented.

 Extraordinary Item--Demutualization Expense

  On November 24, 1998, the Board of Directors authorized management to develop a plan to convert from a mutual life insurance company to a stock life insurance company (the "demutualization"). A final plan to convert to a publicly traded stock company is subject to the approval of the Board of Directors, the policyholders and the New York Superintendent of Insurance ("Superintendent"). The Department has not yet reviewed or approved any materials relating to the demutualization.

  The accompanying consolidated statements of income reflect an extraordinary charge of $4 (net of income taxes of $2) for the year ended December 31, 1998 related to costs associated with the demutualization.

Application of Accounting Pronouncements

  In October 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that 1) transfer only significant timing risk, 2) transfer only significant underwriting risk, 3) transfer neither significant timing or underwriting risk and 4) have an indeterminate risk. The Company is required to adopt SOP 98-7 as of January 1, 2000. Adoption of SOP 98-7 is not expected to have a material effect on the Company's consolidated financial statements.

  In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). SFAS 133 requires, among other things, that all derivatives be recognized in the consolidated balance sheets as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133 are required to be reported in income. The Company is required to adopt SFAS 133 as of January 1, 2000. The Company is in the process of quantifying the impact of SFAS 133 on its consolidated financial statements.

  In April 1998, the AICPA issued SOP 98-5, Reporting on the Costs of Start-Up Activities ("SOP 98-5"). SOP 98-5 broadly defines start-up activities. SOP 98-5 requires costs of start-up activities and organization costs to be expensed as incurred. The Company is required to adopt SOP 98-5 as of January 1, 1999. Adoption of SOP 98-5 is not expected to have a material effect on the Company's consolidated financial statements.

  In March 1998, the AICPA issued SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. The Company is required to adopt SOP 98-1 as of January 1, 1999. Adoption of SOP 98-1 is not expected to have a material effect on the Company's consolidated financial statements.

  In December 1997, the AICPA issued SOP 97-3, Accounting for Insurance and Other Enterprises for Insurance Related Assessments ("SOP 97-3"). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. The Company is required to adopt SOP 97-3 as of January 1, 1999. Adoption of SOP 97-3 is not expected to have a material effect on the Company's consolidated financial statements.

  In 1998, the Company adopted SFAS 131, Disclosures About Segments of an Enterprise and Related Information ("SFAS 131"). SFAS 131 establishes standards for reporting financial information and related disclosures about products and services, geographic areas and major customers relating to operating segments in annual financial statements. Adoption of SFAS 131 had no effect on the Company's consolidated financial statements.

  In 1998, the Company adopted SFAS 130, Reporting Comprehensive Income ("SFAS 130"). SFAS 130 establishes standards for reporting and displaying comprehensive income and its components in a financial statement that is displayed with the same prominence as other financial statements. Adoption of SFAS 130 had no effect on the Company's consolidated financial statements.

  In 1998, the Company adopted the provisions of SFAS 125 which were deferred by SFAS No. 127, Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125. The deferred provisions provide accounting and reporting standards related to repurchase agreements, dollar rolls, securities lending and similar transactions. Adoption of the provisions had the effect of increasing assets and liabilities by $3,769 at December 31, 1998 and increasing revenues and expenses by $266 for the year ended December 31, 1998.

2. INVESTMENTS

  The components of net investment income were as follows:

                                                   Years ended December 31,
                                                   ---------------------------
                                                     1998     1997      1996
                                                   --------  -------- --------
      Fixed maturities...........................  $  6,563  $ 6,445  $  6,042
      Equity securities..........................        78       50        60
      Mortgage loans on real estate..............     1,572    1,684     1,523
      Real estate and real estate joint ventures.     1,529    1,718     1,668
      Policy loans...............................       387      368       399
      Other limited partnership interests........       196      302       215
      Cash, cash equivalents and short-term
       investments                                      187      169       214
      Other......................................       841      368       401
                                                   --------  -------  --------
                                                     11,353   11,104    10,522
      Less: Investment expenses..................     1,125    1,613     1,544
                                                   --------  -------  --------
                                                    $10,228  $ 9,491   $ 8,978
                                                   ========  =======  ========

  Net realized investment gains, including changes in valuation allowances, were as follows:

                                                   Years ended December 31,
                                                   ---------------------------
                                                     1998     1997      1996
                                                   --------  -------- --------
      Fixed maturities...........................  $    573  $   118  $    234
      Equity securities..........................       994      224       101
      Mortgage loans on real estate..............        23       56       (86)
      Real estate and real estate joint ventures.       424      446       371
      Other limited partnership interests........        13       12      (129)
      Sale of subsidiaries.......................       531      139       --
      Other......................................        71       23       (33)
                                                   --------  -------  --------
                                                      2,629    1,018       458
      Amounts allocable to:
        Future policy benefit loss recognition...      (300)    (126)     (203)
        Deferred policy acquisition costs........      (240)     (70)       (4)
        Participating pension contracts..........       (68)     (35)      (20)
                                                   --------  -------  --------
                                                    $ 2,021  $   787  $    231
                                                   ========  =======  ========

  The components of net unrealized investment gains, included in accumulated other comprehensive income, were as follows:

                                                      Years ended December
                                                               31,
                                                     -------------------------
                                                      1998     1997     1996
                                                     -------  -------  -------
      Fixed maturities.............................  $ 4,809  $ 4,766  $ 2,226
      Equity securities............................      832    1,605      563
      Other invested assets........................      125      294      474
                                                     -------  -------  -------
                                                       5,766    6,665    3,263
                                                     -------  -------  -------
      Amounts allocable to:
        Future policy benefit loss recognition.....   (2,248)  (2,189)  (1,219)
        Deferred policy acquisition costs..........     (902)  (1,147)    (420)
        Participating pension contracts............     (212)    (312)      (9)
      Deferred income taxes........................     (864)  (1,119)    (587)
                                                     -------  -------  -------
                                                      (4,226)  (4,767)  (2,235)
                                                     -------  -------  -------
                                                     $ 1,540  $ 1,898  $ 1,028
                                                     =======  =======  =======

The changes in net unrealized investment gains were as follows:

                                                      Years ended December
                                                               31,
                                                     -------------------------
                                                      1998     1997     1996
                                                     -------  -------  -------
      Balance at January 1.........................  $ 1,898  $ 1,028  $ 1,646
      Unrealized investment gains (losses) during
       the year....................................     (899)   3,402   (2,493)
      Unrealized investment (gains) losses relating
       to:
        Future policy benefit loss recognition.....      (59)    (970)     845
        Deferred policy acquisition costs..........      245     (727)     328
        Participating pension contracts............      100     (303)     341
      Deferred income taxes........................      255     (532)     361
                                                     -------  -------  -------
      Balance at December 31.......................  $ 1,540  $ 1,898  $ 1,028
                                                     =======  =======  =======
      Net change in unrealized investment gains....  $  (358) $   870  $  (618)
                                                     =======  =======  =======

 Fixed Maturities and Equity Securities

  Fixed maturities and equity securities at December 31, 1998 were as follows:

                                                            Gross
                                                Cost or   Unrealized  Estimated
                                               Amortized ------------   Fair
                                                 Cost     Gain   Loss   Value
                                               --------- ------- ---- ---------
Fixed Maturities:
  Bonds:
    U.S. Treasury securities and obligations
     of U.S. government corporations and
     agencies.................................  $ 6,640  $ 1,117 $ 10 $  7,747
    States and political subdivisions.........      597       26   --      623
    Foreign governments.......................    3,435      254   88    3,601
    Corporate.................................   46,377    2,471  260   48,588
    Mortgage and asset-backed securities         26,456      569   46   26,979
    Other.....................................   12,438    1,069  293   13,214
                                                -------  ------- ---- --------
                                                 95,943    5,506  697  100,752
    Redeemable preferred stocks...............       15      --   --        15
                                                -------  ------- ---- --------
                                                $95,958  $ 5,506 $697 $100,767
                                                =======  ======= ==== ========
  Equity Securities:
    Common stocks.............................  $ 1,286  $   923 $ 77 $  2,132
    Nonredeemable preferred stocks............      222        4   18      208
                                                -------  ------- ---- --------
                                                $ 1,508  $   927 $ 95 $  2,340
                                                =======  ======= ==== ========

  Fixed maturities and equity securities at December 31, 1997 were as follows:

                                                            Gross
                                                Cost or   Unrealized  Estimated
                                               Amortized ------------   Fair
                                                 Cost     Gain   Loss   Value
                                               --------- ------- ---- ---------
Fixed Maturities:
  Bonds:
    U.S. Treasury securities and obligations
     of U. S. government
     corporations and agencies................  $ 8,708  $ 1,010 $  2  $ 9,716
    States and political subdivisions.........      486       22   --      508
    Foreign governments.......................    3,420      371   52    3,739
    Corporate.................................   41,012    2,337  291   43,058
    Mortgage and asset-backed securities......   22,370      579   21   22,928
    Other.....................................   11,374      929  134   12,169
                                                -------  ------- ---- --------
                                                 87,370    5,248  500   92,118
    Redeemable preferred stocks...............      494       19    1      512
                                                -------  ------- ---- --------
                                                $87,864  $ 5,267 $501 $ 92,630
                                                =======  ======= ==== ========
Equity Securities:
    Common stocks.............................  $ 2,444  $ 1,716 $105 $  4,055
    Nonredeemable preferred stocks............      201        5   11      195
                                                -------  ------- ---- --------
                                                $ 2,645  $ 1,721 $116 $  4,250
                                                =======  ======= ==== ========

  The Company held foreign currency derivatives with notional amounts of $716 and $408 to hedge the exchange rate risk associated with foreign bonds at December 31, 1998 and 1997, respectively. The Company also held options with fair values of $(11) and $33 to hedge the market value of common stocks at December 31, 1998 and 1997, respectively.

  At December 31, 1998, fixed maturities held by the Company that were below investment grade or not rated by an independent rating agency totaled $8,289. At December 31, 1998, non-income producing fixed maturities were insignificant.

  The amortized cost and estimated fair value of bonds at December 31, 1998, by contractual maturity date, are shown below:

                                                                       Estimated
                                                             Amortized   Fair
                                                               Cost      Value
                                                             --------- ---------
      Due in one year or less............................... $  2,380  $  2,462
      Due after one year through five years.................   17,062    17,527
      Due after five years through 10 years.................   23,769    24,714
      Due after 10 years....................................   26,276    29,070
                                                             --------  --------
                                                               69,487    73,773
      Mortgage and asset-backed securities..................   26,456    26,979
                                                             --------  --------
                                                             $ 95,943  $100,752
                                                             ========  ========

  Fixed maturities not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

  Sales of fixed maturities and equity securities were as follows:

                                                       Years ended December
                                                                31,
                                                      -----------------------
                                                       1998    1997    1996
                                                      ------- ------- -------
      Fixed maturities classified as available-for-
       sale:
        Proceeds..................................... $43,828 $67,454 $67,239
        Gross realized gains......................... $   928 $   672 $ 1,067
        Gross realized losses........................ $   355 $   558 $   842
      Fixed maturities classified as held-to-
       maturity:
        Proceeds..................................... $    -- $   352 $ 1,281
        Gross realized gains......................... $    -- $     5 $    10
        Gross realized losses........................ $    -- $     1 $     1
      Equity securities:
        Proceeds..................................... $ 3,085 $ 1,821 $ 2,069
        Gross realized gains......................... $ 1,125 $   293 $   150
        Gross realized losses........................ $   131 $    69 $    49

  During 1997, fixed maturities with an amortized cost of $11,682 were transferred from held-to-maturity to available-for-sale. Other comprehensive income at the date of reclassification was increased by $198 excluding the effects of deferred income taxes and policyholder related amounts.

  Excluding investments in U.S. governments and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

 Securities Lending Program

  The Company participates in securities lending programs whereby large blocks of securities are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $4,005 and $6,068 and estimated fair value of $4,552 and $6,653 were on loan under the program at December 31, 1998 and 1997, respectively. The Company is liable for cash collateral of $3,769 at December 31, 1998. This liability is included in other liabilities. Rebates of $266 were paid and accrued on the cash collateral for the year ended

December 31, 1998. The rebates paid and accrued during 1998 are included in other operating costs and expenses. Security collateral is returnable on short notice and is not reflected in the consolidated financial statements.

 Statutory Deposits

  The Company had investment assets on deposit with regulatory agencies of $466 and $4,695 as of December 31, 1998 and 1997, respectively.

 Mortgage Loans on Real Estate

  Mortgage loans were categorized as follows:

                                                       December 31,
                                              ----------------------------------
                                                   1998              1997
                                              ----------------  ----------------
                                              Amount   Percent  Amount   Percent
                                              -------  -------  -------  -------
Commercial mortgage loans.................... $12,503     74%   $14,945     73%
Agriculture mortgage loans...................   4,256     25%     3,753     18%
Residential mortgage loans...................     241      1%       272      1%
Other loans..................................      --      --     1,512      8%
                                              -------  ------   -------   -----
                                               17,000    100%    20,482    100%
                                                       ======             =====
Less: Valuation allowances...................     173               289
                                              -------           -------
                                              $16,827           $20,193
                                              =======           =======

  Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. At December 31, 1998, approximately 15%,
9% and 7% of the properties were located in California, New York and Florida, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

  Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $606 and $725 at December 31, 1998 and 1997, respectively.

  Changes in mortgage loan valuation allowances were as follows:

                                               Years ended December
                                                        31,
                                              -------------------------
                                               1998     1997     1996
                                              -------  -------  -------
Balance at January 1......................... $   289  $  469   $   491
Additions....................................      40      61       144
Deductions for writedowns and dispositions...    (130)   (241)     (166)
Deductions for disposition of affiliates.....     (26)     --        --
                                              -------  ------   -------
Balance at December 31....................... $   173  $  289   $   469
                                              =======  ======   =======

  A portion of the Company's mortgage loans on real estate was impaired and consisted of the following:

                                               December 31,
                                              ----------------
                                               1998     1997
                                              -------  -------
Impaired mortgage loans with valuation
 allowances.................................. $   823  $1,231
Impaired mortgage loans without valuation
 allowances..................................     375     306
                                              -------  ------
                                                1,198   1,537
Less: Valuation allowances...................     149     250
                                              -------  ------
                                              $ 1,049  $1,287
                                              =======  ======

  The average recorded investment in impaired mortgage loans on real estate was $1,282, $1,680 and $2,113 for the years ended December 31, 1998, 1997 and 1996, respectively. Interest income on impaired mortgages was $109, $110 and $119 for the years ended December 31, 1998, 1997 and 1996, respectively.

  Restructured mortgage loans on real estate were $1,036 and $1,207 at December 31, 1998 and 1997, respectively. Interest income of $74, $91 and $135 was recognized on restructured loans for the years ended December 31, 1998, 1997 and 1996, respectively. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $87, $116 and $198 for the years ended December 31, 1998, 1997 and 1996, respectively.

  Mortgage loans on real estate with scheduled payments 60 days (90 days for agriculture mortgages) or more past due or in foreclosure had an amortized cost of $65 and $255 as of December 31, 1998 and 1997, respectively.

 Real Estate and Real Estate Joint Ventures

  Real estate and real estate joint ventures consisted of the following:

                                                               December 31,
                                                              ---------------
                                                               1998     1997
                                                              -------  ------
      Real estate and real estate joint ventures held-for-
       investment............................................ $ 6,301  $6,731
      Impairments............................................    (408)   (407)
                                                              -------  ------
                                                                5,893   6,324
                                                              -------  ------
      Real estate and real estate joint ventures held-for-
       sale..................................................     546     915
      Impairments............................................    (119)    (49)
      Valuation allowance....................................     (33)   (110)
                                                              -------  ------
                                                                  394     756
                                                              -------  ------
                                                              $ 6,287  $7,080
                                                              =======  ======

  Accumulated depreciation on real estate was $2,065 and $2,030 at December 31, 1998 and 1997, respectively. Related depreciation expense was $282, $338 and $348 for the years ended December 31, 1998, 1997 and 1996, respectively.

  Real estate and real estate joint ventures were categorized as follows:

                                                           December 31,
                                                  ------------------------------
                                                       1998            1997
                                                  --------------- --------------
                                                  Amount  Percent Amount Percent
                                                  ------- ------- ------ -------
      Office..................................... $ 4,265    68%  $4,730    67%
      Retail.....................................     640    10%     804    11%
      Apartments.................................     418     7%     406     6%
      Land.......................................     313     5%     346     5%
      Agriculture................................     195     3%     214     3%
      Other......................................     456     7%     580     8%
                                                  -------   ---   ------   ---
                                                  $ 6,287   100%  $7,080   100%
                                                  =======   ===   ======   ===

  The Company's real estate holdings are primarily located throughout the United States. At December 31, 1998, approximately 23%, 23% and 12% of the Company's real estate holdings were located in New York, California and Texas, respectively.

  Changes in real estate and real estate joint ventures held-for-sale valuation allowance were as follows:

                                Years ended December 31,
                               ----------------------------
                                 1998      1997      1996
                               --------  --------  --------
      Balance at January 1.... $    110  $    661  $    924
      Additions charged
       (credited) to
       operations.............       (5)      (76)      127
      Deductions for
       writedowns and
       dispositions...........      (72)     (475)     (390)
                               --------  --------  --------
      Balance at December 31.. $     33  $    110  $    661
                               ========  ========  ========

  Investment income (expense) relating to impaired real estate and real estate joint ventures held-for-investment was $105, $28 and $(10) for the years ended December 31, 1998, 1997 and 1996, respectively. Investment income relating to real estate and real estate joint ventures held-for-sale was $3, $11 and $70 for the years ended December 31, 1998, 1997 and 1996, respectively. The carrying value of non-income producing real estate and real estate joint ventures was insignificant at December 31, 1998 and 1997, respectively.

  The Company owned real estate acquired in satisfaction of debt of $154 and $218 at December 31, 1998 and 1997, respectively.

 Direct Financing and Leveraged Leases

  Direct financing and leveraged leases, included in other invested assets, consisted of the following:

                                              December 31,
                              -------------------------------------------------
                              Direct Financing     Leveraged
                                   Leases           Leases           Total
                              -----------------  --------------  --------------
                               1998     1997      1998    1997    1998    1997
                              -----------------  ------  ------  ------  ------
Investment................... $   --  $   1,137  $1,067  $  851  $1,067  $1,988
Estimated residual values....     --        183     607     641     607     824
                              ------- ---------  ------  ------  ------  ------
                                  --      1,320   1,674   1,492   1,674   2,812
Unearned income..............     --       (261)   (471)   (428)   (471)   (689)
                              ------- ---------  ------  ------  ------  ------
Net investment............... $   --  $   1,059  $1,203  $1,064  $1,203  $2,123
                              ======= =========  ======  ======  ======  ======

  The investment amounts set forth above are generally due in monthly installments. The payment periods generally range from three to eight years, but in certain circumstances are as long as 20 years. Average yields range from 7% to 12%. These receivables are generally collateralized by the related property.

3. DERIVATIVE INSTRUMENTS

  The table below provides a summary of the carrying value, notional amount and current market or fair value of derivative financial instruments (other than equity options) held at December 31, 1998 and 1997:

                                          1998                                  1997
                          ------------------------------------- -------------------------------------
                                             Current Market or                     Current Market or
                                                 Fair Value                            Fair Value
                                             ------------------                    ------------------
                          Carrying  Notional                    Carrying  Notional
                           Value     Amount  Assets Liabilities  Value     Amount  Assets Liabilities
                          --------  -------- ------ ----------- --------  -------- ------ -----------
Financial futures.......  $      3  $  2,190 $    8 $         6 $     10  $  2,262 $   17 $         7
Foreign exchange
 contracts..............       --        136    --            2      --        150      2         --
Interest rate swaps.....        (9)    1,621     17          50      (11)    1,464      9          28
Foreign currency swaps..        (1)      580      3          62      --        258      3          30
Caps....................       --      8,391    --          --       --      1,545     13         --
Options (fixed income)..       --        --     --          --         2       275    --            2
                          --------  -------- ------ ----------- --------  -------- ------ -----------
Total contractual
 commitments............  $     (7) $ 12,918 $   28 $       120 $      1  $  5,954 $   44 $        67
                          ========  ======== ====== =========== ========  ======== ====== ===========

  The following is a reconciliation of the notional amounts by derivative type and strategy as of December 31, 1998 and 1997:

                          December 31, 1997           Terminations/ December 31, 1998
                           Notional Amount  Additions  Maturities    Notional Amount
                          ----------------- --------- ------------- -----------------
BY DERIVATIVE TYPE
Financial futures.......       $2,262        $25,073    $(25,145)        $ 2,190
Foreign exchange
 contracts..............          150          1,231      (1,245)            136
Interest rate swaps.....        1,464            788        (631)          1,621
Foreign currency swaps..          258            386         (64)            580
Caps....................        1,545          8,250      (1,404)          8,391
Options (fixed income)..          275            --         (275)            --
                               ------        -------    --------         -------
Total contractual
 commitments............       $5,954        $35,728    $(28,764)        $12,918
                               ======        =======    ========         =======
BY STRATEGY
Liability hedging.......       $1,860        $ 8,419    $ (1,538)        $ 8,741
Invested asset hedging..          817          1,666      (1,619)            864
Portfolio hedging.......        2,787         25,643     (25,600)          2,830
Anticipated transaction
 hedging................          490            --           (7)            483
                               ------        -------    --------         -------
Total contractual
 commitments............       $5,954        $35,728    $(28,764)        $12,918
                               ======        =======    ========         =======

  The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 1998:

                                             Remaining Life
                                 ---------------------------------------
                                                       After Five
                                           After One      Years    After
                                 One Year Year Through Through Ten  Ten
                                 or Less   Five Years     Years    Years  Total
                                 -------- ------------ ----------- ----- -------
Financial futures..............    $2,190 $        --  $       --  $ --  $ 2,190
Foreign exchange contracts.....       136          --          --    --      136
Interest rate swaps............       470          774         162   215   1,621
Foreign currency swaps.........        39          182         343    16     580
Caps...........................     1,875        6,496          20   --    8,391
                                 -------- ------------ ----------- ----- -------
Total contractual commitments..    $4,710 $      7,452 $       525 $ 231 $12,918
                                 ======== ============ =========== ===== =======

  In addition to the derivative instruments above, the Company uses equity option contracts as invested asset hedges. There were 92 thousand and 7 million equity option contracts outstanding with carrying values of $(11) and $27 and market values of $(11) and $33, as of December 31, 1998 and 1997, respectively. The outstanding contracts have a remaining life of one year or less as of December 31, 1998.

4. REINSURANCE

  The Company assumes and cedes insurance with other insurance companies. The Company continually evaluates the financial condition of its reinsurers and monitors concentration of credit risk in an effort to minimize its exposure to significant losses from reinsurer insolvencies. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements. The amounts in the consolidated statements of income are presented net of reinsurance ceded.

  The Company has exposure to catastrophes, which are an inherent risk of the property and casualty insurance business and could contribute to material fluctuations in the Company's results of operations. The Company uses excess of loss and quota share reinsurance arrangements to diversify its risk portfolio.

  The effects of reinsurance were as follows:

                                                      Years ended December
                                                               31,
                                                     -------------------------
                                                      1998     1997     1996
                                                     -------  -------  -------
      Direct premiums............................... $12,763  $12,728  $12,452
      Reinsurance assumed...........................     409      360      508
      Reinsurance ceded.............................  (1,669)  (1,810)  (1,615)
                                                     -------  -------  -------
      Net premiums.................................. $11,503  $11,278  $11,345
                                                     =======  =======  =======
      Reinsurance recoveries netted against
       policyholder benefits........................ $ 1,751  $ 1,648  $ 1,667
                                                     =======  =======  =======

  Reinsurance recoverables, included in other receivables, were $2,956 and $1,511 at December 31, 1998 and 1997, respectively. Reinsurance and ceded commissions payables, included in other liabilities, were $105 and $158 at December 31, 1998 and 1997, respectively.

  The following provides an analysis of the activity in the liability for benefits relating to property and casualty and group accident and non-medical health policies and contracts:

                                                       Years ended December
                                                                31,
                                                      -------------------------
                                                       1998     1997     1996
                                                      -------  -------  -------
      Balance at January 1........................... $ 3,655  $ 3,345  $ 3,296
        Reinsurance recoverables.....................    (229)    (215)    (214)
                                                      -------  -------  -------
      Net balance at January 1.......................   3,426    3,130    3,082
                                                      -------  -------  -------
      Incurred related to:
        Current year.................................   2,726    2,855    2,951
        Prior years..................................    (245)      88     (114)
                                                      -------  -------  -------
                                                        2,481    2,943    2,837
                                                      -------  -------  -------
      Paid related to:
        Current year.................................  (1,967)  (1,832)  (1,998)
        Prior years..................................    (853)    (815)    (791)
                                                      -------  -------  -------
                                                       (2,820)  (2,647)  (2,789)
                                                      -------  -------  -------
      Balance at December 31.........................   3,087    3,426    3,130
        Add: Reinsurance recoverables................     233      229      215
                                                      -------  -------  -------
      Balance at December 31......................... $ 3,320  $ 3,655  $ 3,345
                                                      =======  =======  =======

5. INCOME TAXES

  The provision for income taxes was as follows:

                                                               Years ended
                                                               December 31,
                                                             ------------------
                                                              1998   1997  1996
                                                             ------  ----  ----
      Current:
        Federal............................................. $  821  $424  $346
        State and local.....................................     60    10    25
        Foreign.............................................     99    26    27
                                                             ------  ----  ----
                                                                980   460   398
                                                             ------  ----  ----
      Deferred:
        Federal.............................................   (178)  (26)   66
        State and local.....................................     (8)    9     6
        Foreign.............................................    (54)   25    12
                                                             ------  ----  ----
                                                              (240)     8    84
                                                             ------  ----  ----
      Provision for income taxes............................ $  740  $468  $482
                                                             ======  ====  ====

  Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported were as follows:

                                                              Years ended
                                                              December 31,
                                                           --------------------
                                                            1998    1997   1996
                                                           ------  ------  ----
      Tax provision at U.S. statutory rate................ $  730  $  585  $492
      Tax effect of:
        Tax exempt investment income......................    (40)    (30)  (18)
        Goodwill..........................................      5       9    --
        Surplus tax.......................................     18     (40)   38
        State and local income taxes......................     31      15    23
        Foreign operations................................     12       7    (7)
        Tax credits.......................................    (25)    (15)  (15)
        Prior year taxes..................................      4      (2)  (46)
        Sale of subsidiaries..............................    (19)    (41)   --
        Other, net........................................     24     (20)   15
                                                           ------  ------  ----
      Provision for income taxes.......................... $  740  $  468  $482
                                                           ======  ======  ====

  Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax liabilities consisted of the following:

                                                           December 31,
                                                           --------------
                                                            1998    1997
                                                           ------  ------
      Deferred income tax assets:
        Policyholder liabilities and receivables.......... $3,239  $3,174
        Net operating losses..............................     22      33
        Employee benefits.................................    174     187
        Non-deductible liabilities........................    441     162
        Other, net........................................    158     223
                                                           ------  ------
                                                            4,034   3,779
        Less: Valuation allowance.........................     21      24
                                                           ------  ------
                                                            4,013   3,755
                                                           ------  ------
      Deferred income tax liabilities:
        Investments.......................................  1,417   1,118
        Deferred policy acquisition costs.................  1,774   1,890
        Net unrealized investment gains...................    864   1,119
        Other, net........................................     18     100
                                                           ------  ------
                                                            4,073   4,227
                                                           ------  ------
      Net deferred income tax liability................... $  (60) $ (472)
                                                           ======  ======

  Foreign net operating loss carryforwards generated a deferred income tax benefit of $21. The Company has recorded a valuation allowance related to these tax benefits. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for foreign net operating loss carryforwards will not be realized. The benefit will be recognized at such time management believes that it is more likely than not that the portion of the deferred income tax asset is realizable.

  The sources of deferred income tax expense (benefit) and their tax effects were as follows:

                                                                Years ended
                                                               December 31,
                                                              -----------------
                                                              1998   1997  1996
                                                              -----  ----  ----
      Policyholder liabilities and receivables............... $ (65) $(93) $ 27
      Net operating losses...................................    11     5   (19)
      Investments............................................   230   245    (6)
      Deferred policy acquisition costs......................  (116)  (51)   55
      Employee benefits......................................    13   (40)   (4)
      Non-deductible liabilities.............................  (279)  (66)  (24)
      Change in valuation allowances.........................    (3)   10     4
      Other, net.............................................   (31)   (2)   51
                                                              -----  ----  ----
                                                              $(240) $  8  $ 84
                                                              =====  ====  ====

  The Company has been audited by the Internal Revenue Service for the years through and including 1993. The Company is being audited for the years 1994, 1995 and 1996. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

6. EMPLOYEE BENEFIT PLANS

 Pension Benefit and Other Benefit Plans

  The Company is both the sponsor and administrator of defined benefit pension plans covering all eligible employees and sales representatives of MetLife and certain of its subsidiaries. Retirement benefits are based upon years of credited service and final average earnings history.

  The Company also provides certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the Company's employees may, in accordance with the plans applicable to such benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company.

                                                     December 31,
                                           ------------------------------------
                                           Pension Benefits    Other Benefits
                                           ------------------  ----------------
                                             1998      1997     1998     1997
                                           --------  --------  -------  -------
Change in projected benefit obligation:
Projected benefit obligation at beginning
 of year.................................  $  3,523  $  3,268  $ 1,763  $ 1,773
Service cost.............................        88        73       31       30
Interest cost............................       254       244      114      122
Actuarial gain...........................       205       160      (74)     (57)
Divestitures, curtailments and
 terminations............................        24        (9)     (13)       2
Change in benefits.......................        12         6      --        (2)
Benefits paid............................      (245)     (219)    (113)    (105)
                                           --------  --------  -------  -------
Projected benefit obligation at end of
 year....................................     3,861     3,523    1,708    1,763
                                           --------  --------  -------  -------
Change in plan assets:
Contract value of plan assets at
 beginning of year.......................     3,982     3,628    1,004      897
Actual return on plan assets.............       671       566      171      128
Employer contribution....................        15         7       61       84
Benefits paid............................      (245)     (219)    (113)    (105)
Other payments...........................      (100)      --       --       --
                                           --------  --------  -------  -------
Contract value of plan assets at end of
 year....................................     4,323     3,982    1,123    1,004
                                           --------  --------  -------  -------
Over (under) funded......................       462       459     (585)    (759)
Unrecognized net asset at transition.....       (95)     (140)      --       --
Unrecognized net actuarial gains.........       (81)     (109)    (322)    (171)
Unrecognized prior service cost..........       144       150       (3)      (2)
                                           --------  --------  -------  -------
Prepaid (accrued) benefit cost...........  $    430  $    360  $  (910) $  (932)
                                           ========  ========  =======  =======
Qualified plan prepaid pension cost......  $    546  $    516  $   --   $   --
Non-qualified plan accrued pension cost..      (116)     (156)     --       --
                                           --------  --------  -------  -------
Prepaid benefit cost.....................  $    430  $    360  $   --   $   --
                                           ========  ========  =======  =======

  The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                             Qualified Plan  Non-Qualified Plan        Total
                             --------------- ------------------    -------------
                              1998    1997     1998       1997      1998   1997
                             ------- ------- ---------  ---------  ------ ------
Aggregate projected benefit
 obligation................  $ 3,638 $ 3,170 $     223  $     353  $3,861 $3,523
Aggregate contract value of
 plan assets (principally
 Company contracts)........    4,323   3,831       --         151   4,323  3,982
                             ------- ------- ---------  ---------  ------ ------
Over (under) funded........  $   685 $   661 $    (223) $    (202) $  462 $  459
                             ======= ======= =========  =========  ====== ======

  The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                      Pension Benefits       Other Benefits
                                    --------------------- --------------------
Weighted average assumptions as of
December 31,                          1998       1997       1998      1997
----------------------------------  --------- ----------- -------- -----------
Discount rate...................... 7%-7.25%  7.25%-7.75%    7%    7.25%-7.75%
Expected return on plan assets.....   8.5%       8.75%    7.25%-9%    8.75%
Rate of compensation increase...... 4.5%-8.5%  4.5%-8.5%    n/a        n/a

  The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was 6.5% per year for pre-Medicare eligible claims and 6% for Medicare eligible claims in 1998. The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was generally 9% in 1997, gradually decreasing to 5.25% over 5 years.

  Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                               One      One
                                                             Percent  Percent
                                                             Increase Decrease
                                                             -------- --------
      Effect on total of service and interest cost
       components...........................................   $ 16     $ 18
      Effect on accumulated postretirement benefit
       obligation...........................................   $124     $183

  The components of periodic benefit costs were as follows:

                                         Pension Benefits     Other Benefits
                                         -------------------  ----------------
                                         1998   1997   1996   1998  1997  1996
                                         -----  -----  -----  ----  ----  ----
Service cost............................ $  88  $  73  $  77  $ 31  $ 30  $ 41
Interest cost...........................   254    244    232   114   122   127
Expected return on plan assets..........  (330)  (318)  (273)  (79)  (66)  (58)
Amortization of prior actuarial (gain)
 loss...................................   (11)    (5)   (12)  (12)   (4)    2
Curtailment (credit) cost...............   (10)   --     --      4   --    --
                                         -----  -----  -----  ----  ----  ----
Net periodic benefit cost (credit)...... $  (9) $  (6) $  24  $ 58  $ 82  $112
                                         =====  =====  =====  ====  ====  ====

 Savings and Investment Plans

  The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $43, $44 and $42 for the years ended December 31, 1998, 1997 and 1996, respectively.

7. LEASES

  In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and subrental income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                                     Gross
                                                    Rental Sublease  Rental
                                                    Income  Income  Payments
                                                    ------ -------- --------
         1999...................................... $1,213   $10      $126
         2000......................................  1,150    11       109
         2001......................................  1,052    11        94
         2002......................................    942    10        72
         2003......................................    787     9        51
         Thereafter................................  2,636    35       242

8. DEBT

  Debt consisted of the following:

                                                                   December 31,
                                                                  --------------
                                                                   1998    1997
                                                                  ------- ------
MetLife:
  6.300% surplus notes due 2003.................................. $   397 $  397
  7.000% surplus notes due 2005..................................     249    249
  7.700% surplus notes due 2015..................................     198    198
  7.450% surplus notes due 2023..................................     296    296
  7.875% surplus notes due 2024..................................     148    148
  7.800% surplus notes due 2025..................................     248    248
  Other..........................................................     207    436
                                                                  ------- ------
                                                                    1,743  1,972
                                                                  ------- ------
  Investment Related:
    Exchangeable subordinated debt, interest based on LIBOR plus
     factors, due 1999...........................................     212    374
    Exchangeable subordinated debt, interest rates ranging from
     4.90% to 6.18%, due 2001
     and 2002....................................................     371    --
                                                                  ------- ------
                                                                      583    374
                                                                  ------- ------
Total MetLife....................................................   2,326  2,346
                                                                  ------- ------
Nvest:
  7.060% senior notes due 2003...................................     110    110
  7.290% senior notes due 2007...................................     160    160
                                                                  ------- ------
                                                                      270    270
                                                                  ------- ------
Other Companies:
  Fixed rate notes, interest rates ranging from 6.96% to 8.51%,
   maturity dates ranging from 1999 to 2008                           179    --
  Floating rate notes, interest based on LIBOR plus factors......     --     146
  Other..........................................................     128    122
                                                                  ------- ------
                                                                      307    268
                                                                  ------- ------
Total long-term debt.............................................   2,903  2,884
Total short-term debt............................................   3,585  4,587
                                                                  ------- ------
                                                                  $ 6,488 $7,471
                                                                  ======= ======

  Short-term debt consisted of commercial paper with a weighted average interest rate of 5.31% and 5.75% and a weighted average maturity of 44 and 71 days as of December 31, 1998 and 1997, respectively.

  The Company maintains an unsecured credit facility of $2,000 under which bank loans and other short-term debt are drawn. This facility is maintained for general corporate purposes and to provide additional support to the Company's commercial paper program. At December 31, 1998 there were no outstanding borrowings under the facility.

  Payments of interest and principal on the surplus notes, subordinated to all other indebtedness, may be made only with the prior approval of the Superintendent. Subject to the prior approval of the Superintendent, the 7.45% surplus notes may be redeemed, in whole or in part, at the election of the Company at any time on or after November 1, 2003.

  The exchangeable subordinated debt is payable in cash or by the delivery of the underlying common stock collateral owned by the Company. The value ascribed to the common stock at the date of delivery is the greater of the market value at the date of the debt issuance or date of delivery. The debt provides for additional interest if the market value of the common stock appreciates above certain levels at the date of delivery as compared with the market value at the date of issuance.

  The aggregate maturities of long-term debt are $413 in 1999, $45 in 2000, $191 in 2001, $221 in 2002, $527 in 2003 and $1,518 thereafter.

  Interest expense related to the Company's outstanding indebtedness was $333, $344 and $311, for the years ended December 31, 1998, 1997 and 1996, respectively.

9. COMMITMENTS AND CONTINGENCIES

 Litigation

  The Company and certain of its subsidiaries are currently defendants in approximately 400 lawsuits, including over 40 putative or certified class action lawsuits, raising allegations of improper marketing and sales of individual life insurance or annuities (hereafter "sales practices claims"). Two of these putative class actions are filed in Canada and the remainder are filed in the United States. These cases are brought by or on behalf of policyholders and others and allege, among other claims, that individual life insurance policies were improperly sold in replacement transactions or with inadequate or inaccurate disclosure concerning the period for which premiums would be payable, or were misleadingly sold as savings or retirement plans. The classes proposed in the pending class actions are defined broadly enough, in the aggregate, to include a substantial number of active and lapsed policyholders who purchased individual life insurance policies from the Company during the 1980's and 1990's. In California, Ohio and West Virginia, courts have certified or deemed certifiable classes on behalf of policyholders in those states who allegedly did not receive proper notice of replacement. A Federal Court in Massachusetts has certified a mandatory class involving certain former policyholders of New England Mutual Life Insurance Company which merged into the Company in 1996. The United States Court of Appeals remanded the case to the trial court for further consideration. A number of the sales practices claims pending in federal courts have been consolidated as a multidistrict proceeding for pre-trial purposes in the United States District Court for the Western District of Pennsylvania and, as to former New England Mutual Life Insurance Company policyholders, in the United States District Court in Massachusetts. In another case, a New York federal court has certified or conditionally certified some subclasses of purchasers of the Company's policies and annuity contracts outside the United States. While most of these cases are in the early stages of litigation, they seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sale of individual life insurance may be commenced in the future.

  Regulatory authorities in a small number of states, including both insurance departments and attorneys general, have ongoing investigations of the Company's sales of individual life insurance or annuities, including investigations of alleged improper replacement transactions and alleged improper sales of insurance with inaccurate or inadequate disclosures as to the period for which premiums would be payable. Over the past several years, a number of investigations by other regulatory authorities have been resolved by the Company for monetary payments and certain other relief.

  The Company is also a defendant in numerous lawsuits seeking compensatory and punitive damages for personal injuries allegedly caused by exposure to asbestos or asbestos-containing products. The Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. Rather, these lawsuits, currently numbering in the thousands, have principally been based upon allegations relating to certain research, publication and other activities of one or more of the Company's employees during the period from the 1920's through approximately the 1950's and alleging that the Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Legal theories asserted against the Company have included negligence, intentional tort claims and conspiracy claims concerning the health risks associated with asbestos. While the Company believes it has meritorious defenses to these claims, and has not suffered any adverse judgments in respect thereof, most of the cases have been resolved by settlements. The Company intends to continue to exercise its best judgment regarding settlement or defense of such cases. The number of such cases that may be brought or the aggregate amount of any liability that may ultimately be incurred by the Company is uncertain. Significant portions of amounts paid in settlement of such cases have been funded with proceeds from a previously resolved dispute with its primary, umbrella and first level excess liability insurance carriers. The Company is presently in litigation with several of its excess liability insurers regarding amounts payable under the Company's policies with respect to coverage for these claims.

  The Company believes that the claims and the amount of damages asserted in the aforementioned sales practices and asbestos personal injury litigations are without merit, and it intends to continue to defend its interests vigorously.

  During 1998, the Company obtained certain excess reinsurance and insurance policies providing coverage for risks associated primarily with sales practices claims and claims for personal injuries caused by exposure to asbestos or asbestos-containing products. In 1998, the Company recorded a charge of $1,715, included in other expenses, for related insurance and reinsurance premiums and for potential liabilities related to certain of these claims.

  Various litigation, claims and assessments against the Company, in addition to the aforementioned and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including in connection with its activities as an insurer, employer, investor and taxpayer. Further, state insurance regulatory authorities and other authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

  In certain of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings, it is the opinion of the Company's management that their outcomes, after consideration of available insurance and reinsurance and the provisions made in the Company's consolidated financial statements, are not likely to have a material adverse effect on the Company's financial position. However, given the large and/or indeterminable amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's operating results in particular quarterly or annual periods.

 Year 2000

  The Year 2000 issue is the result of the widespread use of computer programs written using two digits (rather than four) to define the applicable year. Such programming was a common industry practice designed to avoid the significant costs associated with additional mainframe capacity necessary to accommodate a four-digit year field. As a result, any of the Company's computer systems that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in major system failures or miscalculations. The Company has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the Year 2000 issue and has developed and implemented a plan to resolve the issue. The Company currently believes that, with modifications to existing software and converting to new software, the Year 2000 issue will not pose significant operational problems for the Company's computer systems. However, if such modifications and conversions are not completed on a timely basis, the Year 2000 issue may have a material impact on the operations of the Company. Furthermore, even if the Company completes such modifications and conversions on a timely basis, there can be no assurance that the failure by vendors or other third parties to solve the Year 2000 issue will not have a material impact on the operations of the Company. The Company estimates the total cost to resolve its Year 2000 problem to be approximately $210 (unaudited) of which approximately $149 has been incurred through December 31, 1998.

 Guaranty Funds

  Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the deemed losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. A large part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the Company's premium taxes. The Company paid guaranty fund assessments of $35, $23 and $25 in 1998, 1997 and 1996, respectively, of which $24, $20 and $19 were estimated to be credited against future premium taxes.

10. OTHER EXPENSES

  Other expenses were comprised of the following:

                                                        Years ended December
                                                                31,
                                                       ------------------------
                                                        1998     1997    1996
                                                       -------  ------  -------
        Compensation.................................. $ 2,478  $2,072  $ 1,813
        Commissions...................................     902     766      722
        Interest and debt issue costs.................     379     453      311
        Amortization of policy acquisition costs......     587     771      633
        Capitalization of policy acquisition costs....  (1,025) (1,000)  (1,028)
        Rent, net of sublease.........................     155     179      183
        Minority interest.............................      67      56       30
        Restructuring charge..........................      81     --       --
        Other.........................................   4,494   2,637    2,091
                                                       -------  ------  -------
                                                       $ 8,118  $5,934  $ 4,755
                                                       =======  ======  =======

11. DISCONTINUED OPERATIONS

  The 1996 loss from discontinued operations resulted from the finalization of the transfer of certain group medical contracts in connection with the Company's disposal of its group medical benefits business during 1995. The components of discontinued operations for the year ended December 31, 1996 were as follows:

        Loss from discontinued operations, net of
         income tax benefit of $18........................................ $ 52
        Loss on disposal of discontinued operations, net of
         income tax benefit of $11........................................   19
                                                                           ----
        Loss from discontinued operations................................. $ 71
                                                                           ====

12. CONSOLIDATED CASH FLOW INFORMATION

  During 1998, the Company sold MetLife Capital Holdings, Inc. (a commercial financing company) and substantially all of its Canadian and Mexican insurance operations, which resulted in realized investment gains of $531. During 1997, the Company sold its United Kingdom insurance operations, which resulted in a realized investment gain of $139. Such sales caused a reduction in assets by $10,663 and $4,342 and liabilities by $3,691 and $4,207 in 1998 and 1997, respectively.

  In 1997, the Company also acquired assets of $3,777 and assumed liabilities of $3,347, through the acquisition of certain insurance and noninsurance companies. The aggregate purchase prices were allocated to the assets and liabilities acquired based upon their estimated fair values.

  Real estate of $69, $151 and $189 was acquired in satisfaction of debt for the years ended December 31, 1998, 1997 and 1996, respectively.

13. FAIR VALUE INFORMATION

  The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

  Amounts related to the Company's financial instruments were as follows:

                                                                       Estimated
                                                     Notional Carrying   Fair
                                                      Amount   Value     Value
December 31, 1998                                    -------- -------- ---------
Assets:
  Fixed maturities..................................   $      $100,767 $100,767
  Equity securities.................................             2,340    2,340
  Mortgage loans on real estate.....................            16,827   17,793
  Policy loans......................................             5,600    6,143
  Short-term investments............................             1,369    1,369
  Cash and cash equivalents.........................             3,301    3,301
  Mortgage loan commitments.........................    472        --        14
Liabilities:
  Policyholder account balances.....................            37,088   37,304
  Short-term debt...................................             3,585    3,585
  Long-term debt....................................             2,903    2,995
                                                                       Estimated
                                                     Notional Carrying   Fair
                                                      Amount   Value     Value
December 31, 1997                                    -------- -------- ---------
Assets:
  Fixed maturities..................................   $      $ 92,630 $ 92,630
  Equity securities.................................             4,250    4,250
  Mortgage loans on real estate.....................            20,193   21,084
  Policy loans......................................             5,846    6,110
  Short-term investments............................               679      679
  Cash and cash equivalents.........................             2,911    2,911
  Mortgage loan commitments.........................    334        --         4
Liabilities:
  Policyholder account balances.....................            37,034   37,265
  Short-term debt...................................             4,587    4,587
  Long-term debt....................................             2,884    2,939

  The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

 Fixed Maturities and Equity Securities

  The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities in which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

 Mortgage Loans on Real Estate and Mortgage Loan Commitments

  Fair values for mortgage loans on real estate and mortgage loan commitments are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk.

 Policy Loans

  Fair values for policy loans are estimated by discounting expected future cash flows using U.S. treasury rates to approximate interest rates and the Company's past experiences to project patterns of loan accrual and repayment characteristics.

 Cash and Cash Equivalents and Short-term Investments

  The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

 Policyholder Account Balances

  The fair value of policyholder account balances are estimated by discounting expected future cash flows, based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

 Short-term and Long-term Debt

  The fair values of short-term and long-term debt are determined by discounting expected future cash flows, using risk rates currently available for debt with similar terms and remaining maturities.

 Derivative Instruments

  The fair value of derivative instruments, including financial futures, financial forwards, interest rate and foreign currency swaps, floors, foreign exchange contracts, caps and options are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

14. STATUTORY FINANCIAL INFORMATION

  The reconciliation of MetLife's statutory surplus and net change in statutory surplus, determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities, with equity and net income determined in conformity with generally accepted accounting principles were as follows:

                                                        December 31,
                                                       ----------------
                                                        1998     1997
                                                       -------  -------
Statutory surplus..................................... $ 7,388  $ 7,378
GAAP adjustments for:
  Future policy benefits and policyholder account
   balances...........................................  (6,830)  (6,807)
  Deferred policy acquisition costs...................   6,560    6,438
  Deferred income taxes...............................     295     (242)
  Valuation of investments............................   3,981    3,474
  Statutory asset valuation reserves..................   3,381    3,854
  Statutory interest maintenance reserve..............   1,486    1,261
  Surplus notes.......................................  (1,595)  (1,555)
  Other, net..........................................     201      206
                                                       -------  -------
Equity................................................ $14,867  $14,007
                                                       =======  =======
                                                       Years ended December
                                                                31,
                                                       -----------------------
                                                        1998     1997    1996
                                                       -------  -------  -----
Net change in statutory surplus....................... $    10  $   227  $ 366
GAAP adjustments for:
  Future policy benefits and policyholder account
   balances...........................................     127      (38)  (165)
  Deferred policy acquisition costs...................     224      149    391
  Deferred income taxes...............................     234       62    (74)
  Valuation of investments............................   1,158     (387)   (84)
  Statutory asset valuation reserves..................    (461)   1,136    599
  Statutory interest maintenance reserve..............     312       53     19
  Other, net..........................................    (261)       1   (199)
                                                       -------  -------  -----
Net income............................................ $ 1,343  $ 1,203  $ 853
                                                       =======  =======  =====

15. SEPARATE ACCOUNTS

  Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts totaling $39,490 and $32,893 at December 31, 1998 and 1997, respectively, in which the policyholder assumes the investment risk, and guaranteed separate accounts totaling $18,578 and $15,445 at December 31, 1998 and 1997, respectively, in which MetLife contractually guarantees either a minimum return or account value to the policyholder.

  Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $413, $287 and $216 in 1998, 1997 and 1996, respectively. Guaranteed separate accounts consisted primarily of Met Managed Guaranteed Interest Contracts and participating close out contracts. The average interest rate credited on these contracts was 7% at December 31, 1998. The assets that support these liabilities were comprised of $16,639 in fixed maturities as of December 31, 1998. The portfolios are segregated from other investments and are managed to minimize liquidity and interest rate risk. In order to minimize the risk of disintermediation associated with early withdrawals, these investment products carry a graded surrender charge as well as a market value adjustment.

16. OTHER COMPREHENSIVE INCOME

  The following tables set forth the reclassification adjustments required for the years ended December 31, 1998, 1997 and 1996 to avoid double-counting in comprehensive income items that are included as part of net income for the current year that have been reported as a part of other comprehensive income in the current or prior year:

                                                       1998     1997     1996
                                                      -------  -------  -------
Holding gains (losses) on investments arising during
 the year...........................................  $ 1,556  $ 4,479  $(1,494)
Income tax effect of holding gains or losses........     (646)  (1,698)     550
Transfer of securities from held-to-maturity to
 available-for-sale:
  Holding gains on investments......................       --      198       --
  Income tax effect.................................       --      (75)      --
Reclassification adjustments:
  Realized holding gains included in current year
   net income.......................................   (2,043)    (868)    (367)
  Amortization of premium and discount on
   investments......................................     (411)    (406)    (631)
  Realized holding gains (losses) allocated to other
   policyholder amounts.............................      608      231      227
  Income tax effect.................................      766      394      285
Allocation of holding (gains) losses on investments
 relating to other
 policyholder amounts...............................     (322)  (2,231)   1,286
Income tax effect of allocation of holding gains and
 losses to other
 policyholder amounts...............................      134      846     (474)
                                                      -------  -------  -------
Net unrealized investment (losses) gains............     (358)     870     (618)
                                                      -------  -------  -------
Foreign currency translation adjustments arising
 during the year....................................     (115)     (46)      (6)
Reclassification adjustment for sale of investment
 in foreign operation...............................        2       (3)      --
                                                      -------  -------  -------
Foreign currency translation adjustment.............     (113)     (49)      (6)
                                                      -------  -------  -------
Minimum pension liability adjustment................      (12)      --       --
                                                      -------  -------  -------
Other comprehensive (loss) income...................  $  (483) $   821  $  (624)
                                                      =======  =======  =======

17. RESTRUCTURING

  During 1998, the Company restructured headquarters operations and consolidated certain agencies and other operations. The impacts of these actions on a segment basis are as follows:

                                                  Severance
                                                 and Related   Facility
                                       Number of Termination Consolidation
                                       Positions    Costs        Costs     Total
                                       --------- ----------- ------------- -----
Individual............................     488       $15          $16       $31
Institutional.........................     320         8            2        10
Auto & Home...........................     357         4           --         4
Corporate and Other...................   1,102        30            6        36
                                         -----       ---          ---       ---
                                         2,267       $57          $24       $81
                                         =====       ===          ===       ===

  These programs are expected to be completed by the third quarter of 1999. As of December 31, 1998, $28 of these restructuring costs had been paid and the unpaid balance was $53.

18. BUSINESS SEGMENT INFORMATION

  The Company provides insurance and financial services to customers in the United States, Canada, Central America, South America, Europe and Asia. The Company's business is divided into six segments: Individual, Institutional, Auto & Home, International, Asset Management and Corporate. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements.

  Individual offers a wide variety of individual insurance and investment products, including life insurance, annuities and mutual funds. Institutional offers a broad range of group insurance and retirement and savings products and services, including group life insurance, non-medical health insurance such as short and long-term disability, long-term care and dental insurance and other insurance products and services. Auto & Home provides insurance coverages including private passenger automobile, homeowners and personnel excess liability insurance. International provides life insurance, accident and health insurance, annuities and retirement and savings products to both individuals and groups, and auto and homeowners coverage to individuals. Asset Management provides a broad variety of asset management products and services to individuals and institutions such as mutual funds for savings and retirement needs, commercial real estate advisory and management services, and institutional and retail investment management. Through its Corporate segment, the Company reports items that are not allocated to any of the business segments.

  Set forth in the tables below is certain financial information with respect to the Company's operating segments for the years ended December 31, 1998, 1997 and 1996. The accounting policies of the segments are the same as those described in the summary of significant accounting policies, except for the method of capital allocation. The Company allocates capital to each segment based upon an internal capital allocation system that allows the Company to more effectively manage its capital. The Company has divested operations that did not meet targeted rates of return, including its medical insurance operations, commercial leasing business, and insurance operations in the United Kingdom and substantially all of its Canadian operations. The Company evaluates the performance of each operating segment based upon income or loss from operations before provision for income taxes and non-recurring items (e.g. items of unusual or infrequent nature). The Company allocates non-recurring items to the Corporate segment.

                                                    Auto
At or for the year ended                             &                    Asset              Consolidation/
   December 31, 1998      Individual Institutional  Home  International Management Corporate  Elimination    Total
------------------------  ---------- ------------- ------ ------------- ---------- --------- -------------- -------
Premiums................   $ 4,381      $ 5,101    $1,403     $ 618       $  --     $   --       $   --     $11,503
Universal life and
 investment-type product
 policy fees                   817          475        --        68          --         --           --       1,360
Net investment income...     5,501        3,864        81       343          76        808         (445)     10,228
Other revenues..........       523          574        36        33         814         35          (50)      1,965
Net realized investment
 gains..................       663          552       122       117          --        683         (116)      2,021
Policyholder benefits
 and claims.............     4,659        6,373       869       597          --        (10)          --      12,488
Interest credited to
 policyholder account
 balances...............     1,443        1,199        --        89          --         --           --       2,731
Policyholder dividends..     1,447          142        --        64          --         --           --       1,653
Other expenses..........     2,609        1,592       546       352         799      2,632         (412)      8,118
Income before provision
 for income taxes.......     1,727        1,260       227        77          91     (1,096)        (199)      2,087
Income after provision
 for income taxes.......     1,091          833       161        56          47       (675)        (166)      1,347
Total assets............   103,974       88,356     2,771     3,432       1,165     20,652       (5,004)    215,346
Deferred policy
 acquisition costs......     6,255           43        57       205          --         --           --       6,560
Separate account assets.    23,038       35,286        --        26          --         --           --      58,350
Policyholder
 liabilities............    71,989       49,045     1,477     2,043          --          1         (352)    124,203
Separate account
 liabilities............   $23,013      $35,029    $   --     $  26       $  --     $   --       $   --     $58,068

                                                    Auto
At or for the year ended                             &                    Asset              Consolidation/
   December 31, 1997      Individual Institutional  Home  International Management Corporate  Elimination    Total
------------------------  ---------- ------------- ------ ------------- ---------- --------- -------------- -------
Premiums................   $ 4,327      $ 4,689    $1,354     $ 908       $  --     $   --       $   --     $11,278
Universal life and
 investment-type product
 policy fees............       855          426        --       137          --         --           --       1,418
Net investment income...     4,754        3,754        71       504          87        895         (574)      9,491
Other revenues..........       338          357        25        54         682         19           16       1,491
Net realized investment
 gains..................       356           45         9       142          --        326          (91)        787
Policyholder benefits
 and claims.............     4,597        5,934       834       869          --         --           --      12,234
Interest credited to
 policyholder account
 balances...............     1,428        1,319        --       137          --         --           --       2,884
Policyholder dividends..     1,340          305        --        97          --         --           --       1,742
Other expenses..........     2,384        1,178       520       497         679      1,118         (442)      5,934
Income before provision
 for income taxes.......       881          535       105       145          90        122         (207)      1,671
Income after provision
 for income taxes.......       603          339        74       126          52        210         (201)      1,203
Total assets............    95,990       83,481     2,542     7,412       1,147     18,494       (6,290)    202,776
Deferred policy
 acquisition costs......     5,912           40        56       428          --         --           --       6,436
Separate account assets.    17,368       30,732        --       520          --         --           --      48,620
Policyholder
 liabilities............    70,686       49,550     1,509     5,615          --          1           (3)    127,358
Separate account
 liabilities............   $17,345      $30,473    $   --     $ 520       $  --     $   --       $   --     $48,338

                                                    Auto
At or for the year ended                             &                    Asset              Consolidation/
   December 31, 1996      Individual Institutional  Home  International Management Corporate  Elimination    Total
------------------------  ---------- ------------- ------ ------------- ---------- --------- -------------- -------
Premiums................   $ 4,559      $ 4,676    $1,316    $  794        $--      $   --       $   --     $11,345
Universal life and
 investment-type product
 policy fees............       729          375        --       139         --          --           --       1,243
Net investment income...     4,604        3,446        71       523         60         761         (487)      8,978
Other revenues..........        74          475        26        37        495          89           50       1,246
Net realized investment
  gains (losses) .......       282           28        24        13         --        (112)          (4)        231
Policyholder benefits
 and claims.............     4,690        6,006       891       700         --          (1)          --      12,286
Interest credited to
 policyholder account
 balances                    1,354        1,358        --       156         --          --           --       2,868
Policyholder dividends..     1,333          284        --       111         --          --           --       1,728
Other expenses..........     2,019        1,008       490       418        498         706         (384)      4,755
Income before provision
 for income taxes.......       852          344        56       121         57          33          (57)      1,406
Income after provision
 for income taxes.......       511          217        34        86         47          85          (56)        924
Total assets............    86,042       75,872     2,801    11,714        901      18,900       (6,954)    189,276
Deferred policy
 acquisition costs......     6,495           29        56       647         --          --           --       7,227
Separate account assets.    12,403       27,715        --     3,645         --          --           --      43,763
Policyholder
 liabilities............    67,220       48,253     1,562     6,045         --           1          (55)    123,026
Separate account
 liabilities............   $12,386      $27,368    $   --    $3,645        $--      $   --       $   --     $43,399

  The individual segment includes an equity ownership interest in Nvest Companies, L.P. ("Nvest") under the equity method of accounting. Nvest has been included within the asset management segment due to the types of products and strategies employed by the entity. The individual segment's equity in earnings of Nvest, which is included in net investment income, was $49, $45 and $43 for the years ended December 31, 1998, 1997 and 1996, respectively. The investment in Nvest was $252, $216 and $152 at December 31, 1998, 1997 and 1996, respectively.

  Net investment income and net realized investment gains are based upon the actual results of each segment's specifically identifiable asset portfolio. Other costs and operating costs were allocated to each of the segments based upon: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

  The consolidation/elimination column includes the elimination of all intersegment amounts and the individual segment's ownership interest in Nvest. The principal component of the intersegment amounts related to intersegment loans, which bore interest at rates commensurate with related borrowings.

  Revenues derived from any customer did not exceed 10% of consolidated revenues. Revenues from U.S. operations were $25,643, $22,664 and $21,762 for the years ended December 31, 1998, 1997 and 1996, respectively, which represented 96%, 93% and 94%, respectively, of consolidated revenues.

                   APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from the EDGAR filing due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

INTRODUCTION

The prospectus included in the Form N-4 for Metropolitan Life Separate Account E includes illustrations using various characters from the PEANUTS(Registered) gang which are copyrighted by United Feature Syndicate, Inc. There is a list and description of characters followed by a list of illustrations and their page location in the prospectus.

CHARACTERS

Snoopy -- A Beagle dog
Charlie Brown -- A little boy with zigzag pattern on shirt
Woodstock -- A small bird
Lucy -- A little brunette girl
Linus -- A younger little boy with stripped shirt (Lucy's brother)
Marcie -- A little brunette girl with glasses
Franklin -- A curly haired little boy
Pigpen -- A little boy with dust cloud and smudged face
Peppermint Patty -- An athletic girl with freckles, page boy haircut and sandals Sally -- A little blond girl with curls on top (Charlie Brown's sister)

                                                       PAGE
 1. Snoopy as MetLife Representative with briefcase    First page
    straightening bow tie

 2. Charlie Brown on step ladder looking at fold       Page 3            Table of Contents
    out map

 3. Snoopy in suit with pointer                        Page 4            Important Terms
                                                                         You Should Know

 4. Snoopy as MetLife Representative listening to      Page 7            MetLife
    crowd of Woodstocks

 5. Corporate Snoopy with pointer with graph at        Page 8            Settling Your Claim
    meeting

 6. Snoopy and Woodstock balanced on seesaw            Page 9            The Income Annuity

 7. Snoopy reading menu at restaurant table            Page 10           Your Investment Choices

 8. Snoopy as WWI flying ace dispatching Woodstocks    Page 11           Allocation of
    with checks                                                          Purchase Payment

 9. Marcie at desk with adding machine reviewing       Page 12           AIR
    tape of calculations

10. Lucy with magnifying glass studying a piece of     Page 14           Charges
    paper

11. Woodstock writing out a check                      Page 15           Purchase Payments

                                                       PAGE
12. Charlie Brown receiving letter at mail box         Page 15           Receiving Income Payments
                                                                         and Information

13. "Colonial" Snoopy as town cryer                    Page 16           Advertising Performance

14. Snoopy as MetLife Representative shaking paw/      Page 18           Who Sells the
    wing with Woodstock                                                  Income Annuity

15. Franklin, Snoopy, Charlie Brown, Lucy, Pigpen,     Page 22           Table of Contents
    Linus and Peppermint Patty                                           for the SAI

16. Lucy in her advice box with "TAXES--The Expert     Page 23           Premium Tax Table
    is in" printed on it advising Peppermint Patty
    and Sally